                                                     PROSPECTUS   MARCH 30, 2000

   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund

     FUND TYPE Stock

     OBJECTIVE Long-term capital appreciation

Build
                                                                     on the Rock

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------

1       Risk/Return Summary
1       Investment Objective and Principal Strategies
3       Principal Risks
3       Evaluating Performance
4       Fees and Expenses

8       How the Funds Invest
8       Investment Objective and Policies
11      Other Investments and Strategies
15      Investment Risks

20      How the Funds are Managed
20      Board of Directors
20      Manager
20      Investment Advisers
21      Portfolio Managers
23      Distributor

24      Fund Distributions and Tax Issues
24      Distributions
25      Tax Issues
26      If You Sell or Exchange Your Shares

28      How to Buy, Sell and Exchange Shares of the Funds
28      How to Buy Shares
36      How to Sell Your Shares
40      How to Exchange Your Shares
41      Telephone Redemptions or Exchanges

42      Financial Highlights
42      Prudential Financial Services Fund
43      Prudential Health Sciences Fund
44      Prudential Technology Fund

46      The Prudential Mutual Fund Family

        For More Information (Back Cover)

-------------------------------------------------------------------
PRUDENTIAL SECTOR FUNDS, INC.                 [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This prospectus provides information about three of the four series of Prudential Sector Funds, Inc., which we refer to as "the Company." Those three series are Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund (each referred to as a "Fund" and collectively as "the Funds"). To obtain information about the fourth series, Prudential Utility Fund, see the back cover page of this prospectus. While the three Funds have some common attributes, such as their investment objective and many of their investment policies, each focuses on a different sector. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address all three Funds at the same time.
    This section highlights key information about each Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Each Fund's investment objective is long-term capital appreciation. This means we seek investments whose price will increase over time. Each Fund normally invests at least 65% of its total assets in equity-related securities of U.S. companies within a specific group of industries. We refer to the group of industries in which each Fund concentrates as its "sector."

    --     Prudential Financial Services Fund buys securities of companies in the financial services sector, such as banks, finance companies, insurance companies and securities/brokerage firms that are primarily engaged in providing financial services.

    --     Prudential Health Sciences Fund buys securities of companies in the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers and HMOs that derive a substantial portion of their sales from healthcare-related products or services.

    --     Prudential Technology Fund buys securities of companies in the technology sector, such as those that derive, or that its investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities.
    Each Fund has two separate segments that we call the "Strategically Managed" portfolio and the "Enhanced Index" portfolio. The two portfolio segments normally will have approximately equal assets.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

    Each Strategically Managed portfolio holds those equity-related securities in which the portfolio managers have the highest confidence.
Equity-related securities in which the Funds primarily invest are common stocks, nonconvertible preferred stocks and convertible securities. The portfolio managers use fundamental and quantitative analyses to select individual securities, and they may invest more than 5% of a Fund's assets in any one issuer.
    Each Enhanced Index portfolio contains securities selected from a benchmark index made up of securities of that Fund's sector from the Standard & Poor's (S&P) SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is made up of the S&P 500 Composite Stock Price Index (S&P 500), the S&P Mid-Cap 400 Stock Index and the S&P SmallCap 600 Index. Each benchmark index is comprised of securities of the relevant Fund's sector contained in the S&P SuperComposite 1500 Index. The portfolio managers seek to outperform the benchmark index and to limit the possibility of significantly underperforming that benchmark. The Enhanced Index portfolios are expected to hold a representative sample of the securities in the benchmark index and to over-weight or under-weight the selected securities based upon proprietary quantitative models. The portfolio managers try to control the risk of significantly underperforming the benchmark by keeping size and industry weightings relatively close to those in the benchmark. Because the S&P 500 makes up 90% of the benchmark index's market capitalization, large-cap stocks may dominate.
    For the Strategically Managed portfolios of Prudential Financial Services Fund and Prudential Technology Fund, we consider selling a security when it has increased in price to the point where it is no longer underpriced in the opinion of the investment adviser. However, for the Strategically Managed portfolio of Prudential Health Sciences Fund, we consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; the stock has experienced adverse price movement; the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; or a relatively more attractive stock emerges. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.
-------------------------------------------------------------------
2  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Each Fund is subject to risks within its own sector because it concentrates its investments in securities of companies within those industries. For example, Prudential Financial Services Fund can be adversely affected by legislative changes, increased competition and general economic conditions. Prudential Health Sciences Fund faces risks created by government regulation and invests in companies whose products or services may quickly become obsolete. Prudential Technology Fund invests in companies subject to intense competition whose products may quickly become obsolete. Therefore, the prices of these securities can be volatile.
    Since each Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of a Fund can deviate from the performance of the indexes. For the Enhanced Index portfolios, there is a risk that the quantitative analysis used to determine which securities they will invest in may result in underperforming the benchmark index. Because we invest in stocks, there is the risk that a particular stock we own could go down or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets could go down. Stock markets are volatile.
    Each Fund is nondiversified, meaning we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a nondiversified fund involves greater risk than investing in a diversified mutual fund because a loss resulting from the decline in value of one security may represent a greater portion of the total assets of a nondiversified fund.
    Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with each Fund, see "How the Funds Invest--Investment Risks."
    An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
Because the Funds have not had annual returns for at least one calendar year, no performance history is included in this prospectus.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of each Fund--Class A, B, C and Z. The sales charges, fees and expenses of a class are the same for each Fund. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same Fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

  Shareholder Fees(1) (paid directly from your investment)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None          1%        None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                    None       5%(2)       1%(3)        None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None

-------------------------------------------------------------------
4  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

  Annual Fund Operating Expenses (deducted from Fund assets)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Prudential Financial
   Services Fund
  Management fees(4)                  .75%        .75%        .75%        .75%
  + Distribution and service
   (12b-1) fees                       .30%       1.00%       1.00%        None
  + Other expenses                    .73%        .73%        .73%        .73%
  = Total annual Fund
   operating expenses                1.78%       2.48%       2.48%       1.48%
  - Fee waiver(4)                     .20%        .15%        .15%        .15%
  = Net annual Fund operating
   expenses(4)                       1.58%       2.33%       2.33%       1.33%

  Prudential Health Sciences
   Fund
  Management fees(4)                  .75%        .75%        .75%        .75%
  + Distribution and service
   (12b-1) fees                       .30%       1.00%       1.00%        None
  + Other expenses                    .74%        .74%        .74%        .74%
  = Total annual Fund
   operating expenses                1.79%       2.49%       2.49%       1.49%
  - Fee waiver(4)                     .20%        .15%        .15%        .15%
  = Net annual Fund operating
   expenses(4)                       1.59%       2.34%       2.34%       1.34%

  Prudential Technology Fund
  Management fees(4)                  .75%        .75%        .75%        .75%
  + Distribution and service
   (12b-1) fees                       .30%       1.00%       1.00%        None
  + Other expenses                    .62%        .62%        .62%        .62%
  = Total annual Fund
   operating expenses                1.67%       2.37%       2.37%       1.37%
  - Fee waiver(4)                     .20%        .15%        .15%        .15%
  = Net annual Fund operating
   expenses(4)                       1.47%       2.22%       2.22%       1.22%

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING 11-30-00, THE MANAGER HAS CONTRACTUALLY AGREED TO REDUCE ITS MANAGEMENT FEE TO .60 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF EACH FUND. FOR THE SAME PERIOD, THE DISTRIBUTOR OF THE FUNDS HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

Example
This example will help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for the Manager's reduction of its management fees and the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                           1 YR                 3 YRS
  Prudential Financial
   Services Fund
  Class A shares                                    $653        $1,014
  Class B shares                                    $736        $1,058
  Class C shares                                    $434         $ 851
  Class Z shares                                    $135         $ 453

  Prudential Health Sciences
   Fund
  Class A shares                                    $654        $1,017
  Class B shares                                    $737        $1,061
  Class C shares                                    $435         $ 854
  Class Z shares                                    $136         $ 456

  Prudential Technology Fund
  Class A shares                                    $642         $ 982
  Class B shares                                    $725        $1,025
  Class C shares                                    $423         $ 818
  Class Z shares                                    $124         $ 419

-------------------------------------------------------------------
6  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:

                                            1 YR      3 YRS
  Prudential Financial Services Fund
  Class A shares                              $653     $1,014
  Class B shares                              $236      $ 758
  Class C shares                              $334      $ 851
  Class Z shares                              $135      $ 453

  Prudential Health Sciences Fund
  Class A shares                              $654     $1,017
  Class B shares                              $237      $ 761
  Class C shares                              $335      $ 854
  Class Z shares                              $136      $ 456

  Prudential Technology Fund
  Class A shares                              $642      $ 982
  Class B shares                              $225      $ 725
  Class C shares                              $323      $ 818
  Class Z shares                              $124      $ 419

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
Each Fund's investment objective is long-term capital appreciation. This means we seek investments whose price will increase over time. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.
    In pursuing each Fund's objective, we normally invest at least 65% of a Fund's total assets in equity-related securities of U.S. companies in its sector. Each Fund considers a company to be principally engaged in a sector if at the time of investment, in the opinion of the investment adviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived or (for start-up companies) are expected to be derived from operations in that area.
   Prudential Financial Services Fund invests principally in stocks of companies in the following banking and financial services industries: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. Companies in these industries include thrifts, commercial and investment banks, savings institutions (including their parent holding companies), brokerage and advisory firms, commercial and industrial finance companies, diversified financial service companies, leasing companies, and insurance companies (including multi-line, property, casualty and life insurance companies and insurance holding companies).
   Prudential Health Sciences Fund invests principally in stocks of companies primarily engaged in the following industries: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical

-------------------------------------------------------------------
We're Value Investors
In deciding which stocks to buy for the Strategically Managed portfolio of Prudential Financial Services Fund, we use what is known as a value investment style; that is, we invest in companies selling at a price that is low relative to the company's earnings, assets, cash flow or dividends.
-------------------------------------------------------------------
-------------------------------------------------------------------
8  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

and medicine companies, and medical equipment and supply companies. These companies include manufacturers of healthcare products, such as pharmaceutical firms; biotechnology companies; medical device companies; providers of healthcare- or healthcare-related services, such as hospitals, nursing homes, assisted living centers and physician practices; healthcare insurance companies including HMOs; distributors and retailers of healthcare products; healthcare information-technology suppliers; contract research organizations; and providers of outsourcing or other services to the healthcare industry.
   Prudential Technology Fund invests principally in stocks of companies that derive, or that its investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities within the following industries: computers and electronics and electronic equipment. These companies include those that design, manufacture or sell computers and peripheral products, electronic components and systems software; equipment vendors; electronic component manufacturers, contract manufacturers and distributors; and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.

-------------------------------------------------------------------
We're Growth Investors
In deciding which stocks to buy for the Strategically Managed portfolio of Prudential Health Sciences Fund, we use what is known as a growth investment style. This means we invest in companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.
-------------------------------------------------------------------
-------------------------------------------------------------------
Our Growth Strategy
In managing the Strategically Managed portfolio of Prudential Technology Fund, we look for companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or superior management. We analyze companies using both fundamental and quantitative techniques.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

    Each Fund will invest in equity-related securities, principally common stocks, convertible securities and nonconvertible preferred stocks. In addition, equity-related securities include American Depositary Receipts (ADRs) and S&P Depositary Receipts (SPDRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We buy only investment-grade convertible securities. We may buy equity-related securities of companies of every size--small-, medium- and large-capitalization.

    Each Fund may participate in the initial public offering (IPO) market. Prudential Technology Fund is expected to invest in IPOs to a greater extent than the other two Funds. IPO investments may increase a Fund's total returns. As a Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.

DIVISION OF ASSETS
STRATEGY. Under normal conditions, there will be an approximately equal division of each Fund's assets between the two portfolio segments. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two portfolio segments of each Fund as the Manager deems appropriate. There will be a periodic rebalancing of each portfolio segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio that has appreciated more to the other.

RISKS. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each portfolio manager selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of a Fund. In addition, if one portfolio manager buys a security as the other portfolio manager sells it, the net position of a Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have
-------------------------------------------------------------------
10  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain each Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.
    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.
    Each Fund's investment objective is a fundamental policy that cannot be changed without approval of that Fund's shareholders. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase a Fund's returns or protect its assets if market conditions warrant.

Investments in NonSector Industries
Each Fund may invest in securities of issuers not in its sector industries. These include equity-related securities, fixed-income instruments (Prudential Financial Services Fund and Prudential Technology Fund only) and money market instruments.

Foreign Securities
We may invest in foreign securities, including money market instruments and other fixed-income securities (Prudential Financial Services Fund and Prudential Technology Fund only), stocks and other equity-related securities. Foreign securities have additional risks. Foreign markets are more volatile than U.S. markets. Changes in currency exchange rates can reduce or increase market performance. We do not consider ADRs and other similar receipts or shares to be foreign securities. The ability to choose securities from around the world allows us to pursue potentially higher returns and decrease Fund risk through diversification.
--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

Short Sales
Prudential Health Sciences Fund and Prudential Technology Fund may use short sales, where a Fund sells a security it does not own, with the expectation of a decline in the market value of that security. To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Fund sold the security. The Fund is required to pay the lender any dividends or interest accrued. To borrow the security, the Fund may pay a premium which would increase the cost of the security sold.

Fixed-Income Obligations
Prudential Financial Services Fund and Prudential Technology Fund may invest up to 10% of their total assets in debt securities for capital appreciation, primarily those rated investment grade by a major rating service (such as BBB/Baa or above by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., respectively). A Fund may continue to hold a security if it is downgraded below investment grade or is no longer rated by a major rating service. Lower-rated obligations are subject to a greater risk of loss of principal and interest.

Temporary Defensive Investments
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's assets in money market instruments. Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

Repurchase Agreements
Each Fund also may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes.
-------------------------------------------------------------------
12  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

Derivative Strategies
We may use various derivative strategies to try to improve a Fund's returns. We may use hedging techniques to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, a Fund's investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk, for cash management purposes or to increase return consistent with a Fund's overall investment objective. A Fund's investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match a Fund's underlying holdings.

OPTIONS. Each Fund may purchase and sell put and call options on equity securities and stock indexes and currencies traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The Funds will sell only covered options.

FOREIGN CURRENCY FORWARD CONTRACTS
FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures to improve its returns or protect its assets. Each Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. Each Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.
--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

Additional Strategies
Each Fund also follows certain policies when it borrows money (each Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (each Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without that Fund's shareholders' approval. For more information about these restrictions, see the SAI.
-------------------------------------------------------------------
14  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Funds is no exception. Since each Fund's holdings can vary significantly from broad market indexes, performance of a Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal investments and certain other non-principal investments the Funds may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.
  Investment Type

% OF FUND'S TOTAL ASSETS                  Risks                          Potential Rewards
--------------------------------------------------------------------------------------------------
  Securities of financial services        -- Companies in which the      -- Potential for capital
  companies                                   Fund invests may be            appreciation
  (Prudential Financial Services Fund         adversely affected by      -- Companies in which the
  only)                                       the adoption of                Fund invests may be
  AT LEAST 65%                                legislation that               positively affected
                                              promotes competition           by the adoption of
                                              in the financial               legislation that
                                              services industry              affects both
                                          -- General economic                competition in the
                                              conditions affect              banking industry as
                                              companies that face            well as increased
                                              exposure to credit             savings and
                                              losses and depend on           investment
                                              interest rate              -- Improved economic
                                              activity                       conditions may reduce
                                          -- Financial services              exposure to credit
                                              companies may use              losses and dependence
                                              leverage more                  on interest rate
                                              actively than                  activity
                                              companies in other         -- As baby boomers
                                              industries                     approach retirement
                                          -- Changes in regulatory           age, the financial
                                              environment                    services industry may
                                          -- See equity-related              profit from
                                              securities                     retirement investing
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

  Investment Type (cont'd)

% OF FUND'S TOTAL ASSETS                  Risks                          Potential Rewards
--------------------------------------------------------------------------------------------------
  Securities of health sciences           -- Issuers are often           -- Potential for capital
  companies (Prudential Health Sciences       subject to government          appreciation
  Fund only)                                  regulation and             -- New products or
  AT LEAST 65%                                approval, which could          services may reap
                                              affect the price and           profits from
                                              availability of their          rendering others
                                              products or services           obsolete
                                          -- Product cycle may be        -- Technological advances
                                              volatile                       in healthcare
                                          -- Products and services           products and services
                                              may quickly become             may produce more
                                              obsolete                       effective and more
                                          -- Products may be                 profitable therapies
                                              withdrawn for safety           for unmet medical
                                              reasons                        needs
                                          -- See equity-related          -- The aging of the U.S.
                                              securities                     population and the
                                                                             industrialization of
                                                                             emerging markets may
                                                                             increase demand for
                                                                             healthcare products
                                                                             and services
                                                                         -- The healthcare
                                                                              industry enjoys
                                                                             demand that is
                                                                             relatively
                                                                             insensitive to the
                                                                             ups and downs of the
                                                                             business cycle
--------------------------------------------------------------------------------------------------
  Securities of technology companies      -- Products and services       -- Potential for capital
  (Prudential Technology Fund only)           may quickly become             appreciation
  AT LEAST 65%                                obsolete                   -- New products or
                                          -- Dependence on global            services may reap
                                              markets                        profits from
                                          -- Companies with                  rendering others
                                              electronic products            obsolete
                                              are subject to
                                              intense competition
                                          -- Securities of
                                               companies with
                                              emerging concepts may
                                              be more volatile due
                                              to their limited
                                              product lines,
                                              markets or financial
                                              resources
                                          -- See equity-related
                                              securities
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
16  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

  Investment Type (cont'd)

% OF FUND'S TOTAL ASSETS                  Risks                          Potential Rewards
--------------------------------------------------------------------------------------------------
  Equity-related securities               -- Individual stocks           -- Historically, stocks
  AT LEAST 65%                                 could lose value               have outperformed
                                          -- The equity markets              other investments
                                              could go down,                 over the long term
                                              resulting in a             -- Generally, economic
                                              decline in value of a          growth means higher
                                              Fund's investments             corporate profits,
                                          -- Changes in economic or          which leads to an
                                              political conditions,          increase in stock
                                              both domestic and              prices, known as
                                              international, may             capital appreciation
                                              result in a decline
                                              in value of a Fund's
                                              investments
--------------------------------------------------------------------------------------------------
  Derivatives                             -- Derivatives such as         -- A Fund could make
  PERCENTAGE VARIES; USUALLY LESS THAN        futures, options and           money and protect
  10%                                         foreign currency               against losses if the
                                              forward contracts              investment analysis
                                              that are used for              proves correct
                                              hedging purposes may       -- Derivatives that
                                              not fully offset the            involve leverage
                                              underlying positions           could generate
                                              and this could result          substantial gains at
                                              in losses to a Fund            low cost
                                              that would not have        -- One way to manage a
                                              otherwise occurred             Fund's risk/return
                                          -- Derivatives used for            balance is to lock in
                                               risk management may           the value of an
                                              not have the intended          investment ahead of
                                              effects and may                time
                                              result in losses or
                                              missed opportunities
                                          -- The other party to a
                                              derivatives contract
                                              could default
                                          -- Derivatives that
                                               involve leverage
                                              could magnify losses
                                          -- Certain types of
                                              derivatives involve
                                              costs to a Fund that
                                              can reduce returns
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST
------------------------------------------------

  Investment Type (cont'd)

% OF FUND'S TOTAL ASSETS                  Risks                          Potential Rewards
--------------------------------------------------------------------------------------------------
  Foreign securities                      -- Foreign markets,            -- Investors can
  UP TO 35%                                   economies and                   participate in
                                              political systems may          foreign markets and
                                              not be as stable as            companies operating
                                              in the U.S.                    in those markets
                                          -- Currency risk--             -- Changing values of
                                              changing values of             foreign currencies
                                              foreign currencies         -- Opportunities for
                                              can cause losses               diversification
                                          -- May be less liquid
                                               than U.S. stocks and
                                              bonds
                                          -- Differences in foreign
                                              laws, accounting
                                              standards, public
                                              information, custody
                                              and settlement
                                              practices provide
                                              less reliable
                                              information on
                                              foreign investments
                                              and involve more
                                              risks
--------------------------------------------------------------------------------------------------
  Short sales                             -- May magnify underlying      -- May magnify underlying
  (Prudential Health Sciences Fund and        investment losses              investment gains
  Prudential Technology Fund only)        -- Investment costs may
  UP TO 25% OF NET ASSETS                     exceed potential
                                              underlying investment
                                              gains
--------------------------------------------------------------------------------------------------
  Fixed-income obligations                -- A Fund's holdings,          -- Bonds have generally
  (Prudential Financial                       share price, yield             outperformed money
  Services Fund and                           and total return may           market instruments
  Prudential Technology Fund only)            fluctuate in response          over the long term,
  UP TO 10%                                   to bond market                 with less risk than
                                              movements                      stocks
                                          -- Credit risk--the risk       -- Most bonds will rise
                                              that the default of             in value when
                                              an issuer would leave          interest rates fall
                                              a Fund with unpaid         -- Regular interest
                                              interest or                     income
                                              principal. The lower       -- Investment-grade bonds
                                              a bond's quality, the          have a lower risk of
                                              higher its potential           default than junk
                                              volatility                     bonds
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
18  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST
------------------------------------------------

  Investment Type (cont'd)

% OF FUND'S TOTAL ASSETS                  Risks                          Potential Rewards
--------------------------------------------------------------------------------------------------
 Fixed-income obligations (cont'd)        -- Market risk--the risk       -- High-quality debt
                                              that the market value          obligations generally
                                              of an investment may           are more secure than
                                              move up or down                stocks since
                                              rapidly or                     companies must pay
                                              unpredictably. Market          their debts before
                                              risk may affect an             they pay dividends
                                              industry, a sector,        -- Junk bonds offer
                                              or the market as a              higher yields and
                                              whole                          higher potential
                                          -- Interest rate                   gains
                                               risk--the risk that       -- Principal and interest
                                              the value of most               on government
                                              bonds will fall when           securities may be
                                              interest rates rise.           guaranteed by the
                                              The longer a bond's            issuing government
                                              maturity and the
                                              lower its credit
                                              quality, the more its
                                              value typically
                                              falls. It can lead to
                                              price volatility
                                          -- Junk bonds have a
                                              higher risk of
                                              default, tend to be
                                              less liquid and may
                                              be more difficult to
                                              value
--------------------------------------------------------------------------------------------------
  Illiquid securities                     -- May be difficult to         -- May offer a more
  UP TO 15% OF NET ASSETS                     value precisely                attractive yield or
                                          -- May be difficult to             potential for growth
                                               sell at the time or           than more widely
                                              price desired                  traded securities
--------------------------------------------------------------------------------------------------
  Money market instruments                -- Limits potential for        -- May preserve a Fund's
  UP TO 100% ON A TEMPORARY BASIS             capital appreciation           assets
                                          -- See credit risk and
                                              market risk (which
                                              are less of a concern
                                              for money market
                                              instruments)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUNDS ARE MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Company's Board of Directors oversees the actions of the Manager, Investment Advisers and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of each Fund.

MANAGER
Prudential Investments Fund Management LLC (PIFM)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

    Under a management agreement with each Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising each Fund's investment adviser(s). Each Fund has agreed to pay PIFM a management fee of .75 of 1% of its average net assets. After the waiver, each Fund pays PIFM annual management fees of .60 of 1% of its average net assets.
    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of January 31, 2000, PIFM served as the manager to all 43 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $74.9 billion.

INVESTMENT ADVISERS

    --     Prudential Financial Services Fund and Prudential Technology Fund.
The Prudential Investment Corporation, called Prudential Investments, is the investment adviser to Prudential Financial Services Fund and Prudential Technology Fund and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark,
NJ 07102.

    --     Prudential Health Sciences Fund. Jennison Associates LLC, called
Jennison, is the investment adviser to the Concentrated portfolio of Prudential Health Sciences Fund. Its address is 466 Lexington Avenue, New York, NY 10017. Jennison has served as an investment adviser to mutual funds since 1990. As of December 31, 1999, Jennison managed approximately $59.1 billion in assets. Prudential Investments is the investment adviser to the Enhanced Index portfolio of Prudential Health Sciences Fund.
-------------------------------------------------------------------
20  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS ARE MANAGED
------------------------------------------------

    PIFM has responsibility for all investment advisory services and supervises Prudential Investments and Jennison. PIFM pays Prudential Investments and Jennison for their services.

PORTFOLIO MANAGERS

    --     Prudential Financial Services Fund. Patrick O'Brien is the portfolio manager of the Strategically Managed portfolio of the Fund and has been since its inception. Patrick O'Brien, Vice President, joined Prudential Investments in 1999 after six years as an analyst with Wellington Management and Schneider Capital Management. He served as a general analyst for both of these firms, with a primary focus on banks, savings and loans, finance companies, real estate investment trusts and industrials. He holds a B.S. from Ohio State University and an M.B.A. from Columbia University. Mark Stumpp, Ph.D., is the portfolio manager for the Enhanced Index portfolio of the Fund. Mr. Stumpp is a Senior Managing Director of Prudential Investments. He also has been a portfolio manager for the Fund since its inception. He chairs the Quantitative Management
(QM) group's Investment Policy Committee and is responsible for its model portfolio. Mr. Stumpp developed the group's tactical asset allocation algorithm. He also developed and oversees the methodology underlying the group's actively managed equity portfolios. Mr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 11 years. He holds a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.

    --     Prudential Health Sciences Fund. Kathleen McCarragher and David Chan
have been the portfolio managers of the Strategically Managed portfolio of the Fund since its inception. Kathleen McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist. She joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer (1992 to 1998) as a portfolio manager and State Street Research and Management Company, where she was a member of the Investment Committee. She received a B.B.A. from the University of Wisconsin and an M.B.A. from Harvard Business School. David Chan, Director and Senior Vice President of Jennison, joined Jennison in 1992. Previously, he was employed at the Boston Consulting Group, where he was a team leader and consultant on projects in many industries, including pharmaceuticals and drug retailing and distribution. He received a B.A. from Harvard University and an M.B.A.
--------------------------------------------------------------------------------

HOW THE FUNDS ARE MANAGED
------------------------------------------------

from Columbia University. John Van Belle, Ph.D., has been the portfolio manager of the Enhanced Index portfolio of the Fund since its inception. Mr. Van Belle is a Managing Director in Prudential Investments QM group and joined QM in 1983. He has managed mutual fund portfolios since 1988 and investment portfolios for more than 15 years, and is responsible for managing several equity, balanced and global balanced portfolios on behalf of institutional clients, as well as the overall asset allocation for Prudential Diversified Funds. Mr. Van Belle holds a B.S. from St. Joseph's College and a Ph.D. from the University of Virginia.

    --     Prudential Technology Fund. Susan Hirsch and Jeff Rose, CFA, have been the portfolio managers of the Strategically Managed portfolio of the Fund since its inception. Susan Hirsch, a Managing Director of Prudential Investments, joined Prudential Investments in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Susan Hirsch was named as an INSTITUTIONAL INVESTOR All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. Ms. Hirsch received her B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts. Jeff Rose, CFA, is a Managing Director of Prudential Investments, which he joined in June 1994 as an equity analyst. Before that, he co-managed a portfolio of private debt and equity securities for Prudential Capital Group (May 1992 to June 1994). He has a B.A. from Cornell University and an M.B.A. from the Amos Tuck School--Dartmouth College. He also holds a Certified Financial Analyst designation. Ted Lockwood has been the portfolio manager for the Enhanced Index portfolio of the Fund since its inception. Mr. Lockwood is a Managing Director of Prudential Investments and heads QM's equity area, which includes quantitative equity, derivative and index funds. He has managed mutual fund portfolios since 1998 and investment portfolios since 1990. He is also responsible for managing portfolios on behalf of institutional clients, investment research and new product development. He joined Prudential in 1988. Mr. Lockwood earned a B.E. from the State University of New York at Stony Brook and holds an M.S. and an M.B.A. from Columbia University.
-------------------------------------------------------------------
22  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS ARE MANAGED
------------------------------------------------

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Funds' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing each Fund's Class A, B, C and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund distributes dividends of ordinary income and any realized net capital gains to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified tax-deferred plan or account. Dividends and distributions from each Fund also may be subject to state and local income tax in the state where you live.
    Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
Each Fund distributes dividends of any net investment income to shareholders typically annually. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
    Each Fund also distributes realized net capital gains to shareholders-- typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long a Fund holds the security--if a security is held more than one year before it is sold, long-term capital gains are taxed at the rate of 20%, but if the security is held one year or less, short-term capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
    For your convenience, a Fund's distributions of dividends and capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a
-------------------------------------------------------------------
24  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

Withholding Taxes
If federal tax law requires you to provide a Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date
If you buy shares of a Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

when dividends are paid out, the value of each share of a Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified or Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of a Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

-------------------------------------------------------------------
                             -->        +$  CAPITAL GAIN
                                            (taxes owed)

RECEIPTS FROM SALE  $                        OR

                             -->        -$  CAPITAL LOSS
                                            (offset against gain)

-------------------------------------------------------------------

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
    Exchanging your shares of a Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a
-------------------------------------------------------------------
26  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

"taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
-------------------------------------

HOW TO BUY SHARES
Step 1: Open an Account
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of a Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 15020
New Brunswick, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

Step 2: Choose a Share Class
Individual investors can choose among Class A, Class B, Class C and Class Z shares of a Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees

     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
-------------------------------------------------------------------
28  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.

    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                  CLASS A              CLASS B              CLASS C             CLASS Z
  Minimum purchase           $1,000               $1,000               $2,500               None
   amount(1)
  Minimum amount for         $100                 $100                 $100                 None
   subsequent
   purchases(1)
  Maximum initial sales      5% of the public     None                 1% of the public     None
   charge                    offering price                            offering price
  Contingent Deferred        None                 If sold during:      1% on sales made     None
   Sales Charge (CDSC)(2)                         Year 1    5%         within 18 months
                                                  Year 2    4%         of purchase
                                                  Year 3    3%
                                                  Year 4    2%
                                                  Years 5/6  1%
                                                  Year 7    0%
  Annual distribution and    .30 of 1%            1%                   1%                   None
   service (12b-1) fees      (.25 of 1%
   shown as a percentage     currently)
   of average net
   assets(3)

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)."
3 THESE DISTRIBUTION FEES ARE PAID FROM A FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE
     FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING 11-30-00, THE DISTRIBUTOR OF EACH FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

Reducing or Waiving Class A's Initial Sales Charge
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                           SALES CHARGE AS %   SALES CHARGE AS %       DEALER
AMOUNT OF PURCHASE         OF OFFERING PRICE  OF AMOUNT INVESTED     REALLOWANCE
  Less than $25,000                   5.00%               5.26%              4.75%
  $25,000 to $49,999                  4.50%               4.71%              4.25%
  $50,000 to $99,999                  4.00%               4.17%              3.75%
  $100,000 to $249,999                3.25%               3.36%              3.00%
  $250,000 to $499,999                2.50%               2.56%              2.40%
  $500,000 to $999,999                2.00%               2.04%              1.90%
  $1 million and above*                None                None               None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy Class A shares of two or more Prudential mutual funds at the same time

     -- Use your Rights of Accumulation, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of
-------------------------------------------------------------------
30  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

Waiving Class C's Initial Sales Charge
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

Qualifying for Class Z Shares
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
-------------------------------------------------------------------
32  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and

     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

Class B Shares Convert to Class A Shares After Approximately Seven Years
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

Step 3: Understanding the Price You'll Pay
The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of each Fund's shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund may invest in foreign securities, its NAV may change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.
-------------------------------------------------------------------
-------------------------------------------------------------------
34  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

Step 4: Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in your Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 15015
New Brunswick, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of a Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 15010
New Brunswick, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.
-------------------------------------------------------------------
36  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

Restrictions on Sales
There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC--Class B Shares
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

Waiver of the CDSC--Class C Shares
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.
-------------------------------------------------------------------
38  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

Redemption in Kind
If the sales of a Fund's shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

Retirement Plans
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of a Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 15010
New Brunswick, NJ 08906-5010

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that
-------------------------------------------------------------------
40  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

Frequent Trading
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. A Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:15 p.m. New York time. You will receive a redemption amount based on that day's NAV.
    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.
    The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate each Fund's financial performance. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the period indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

PRUDENTIAL FINANCIAL SERVICES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 Class A, Class B, Class C and Class Z Shares (fiscal period ended 11-30)

                                         Class A         Class B         Class C         Class Z
Per Share Operating Performance          1999(1)         1999(1)         1999(1)         1999(1)
 Net asset value, beginning of
  period                                     $10.00          $10.00          $10.00          $10.00
 Income from investment operations:
 Net investment income (loss)(4)                 --(5)         (.02)           (.02)            .01
 Net realized and unrealized losses
  on investment and foreign
  currency transactions                        (.64)           (.65)           (.65)           (.65)
 Total from investment operations              (.64)           (.67)           (.67)           (.64)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period               $9.36           $9.33           $9.33           $9.36
 Total return(2)                            (6.40)%         (6.70)%         (6.70)%         (6.40)%
---------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data                   1999(1)         1999(1)         1999(1)         1999(1)
---------------------------------------------------------------------------------------------------
 Net assets, end of period (000)            $22,050         $50,252         $26,939          $4,941
 Average net assets (000)                   $21,235         $44,194         $25,325          $4,972
 Ratios to average net assets:
 Expenses, including distribution
  fees(3),(4)                                 1.58%           2.33%           2.33%           1.33%
 Expenses, excluding distribution
  fees                                        1.33%           1.33%           1.33%           1.33%
 Net investment income                         .09%          (.69)%          (.66)%            .35%
 Portfolio turnover                             39%             39%             39%             39%

1 INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.
4 FOR THE FISCAL PERIOD ENDED 11-30-99, THE MANAGER CONTRACTUALLY AGREED TO REDUCE ITS MANAGEMENT FEE TO .60 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. THE DISTRIBUTOR OF THE FUND AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.
5    LESS THAN $.005 PER SHARE.

-------------------------------------------------------------------
42  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

PRUDENTIAL HEALTH SCIENCES FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 Class A, Class B, Class C and Class Z Shares (fiscal period ended 11-30)

                                       Class A       Class B       Class C       Class Z
Per Share Operating Performance        1999(1)       1999(1)       1999(1)       1999(1)
 Net asset value, beginning of
  period                                   $10.00        $10.00        $10.00        $10.00
 Income from investment operations:
 Net investment loss(4)                      (.02)         (.05)         (.05)         (.01)
 Net realized and unrealized gain
  on investment transactions                  .88           .88           .88           .89
 Total from investment operations             .86           .83           .83           .88
-------------------------------------------------------------------------------------------
 Net asset value, end of period            $10.86        $10.83        $10.83        $10.88
 Total return(2)                            8.60%         8.30%         8.30%         8.80%
-------------------------------------------------------------------------------------------
 Ratios/Supplemental Data                 1999(1)       1999(1)       1999(1)       1999(1)
-------------------------------------------------------------------------------------------
 Net assets, end of period (000)          $36,646       $89,061       $46,551        $8,381
 Average net assets (000)                 $32,032       $74,448       $41,090        $6,932
 Ratios to average net assets:
 Expenses, including distribution
  fees(3),(4)                               1.59%         2.34%         2.34%         1.34%
 Expenses, excluding distribution
  fees                                      1.34%         1.34%         1.34%         1.34%
 Net investment loss                       (.43)%       (1.20)%       (1.18)%        (.20)%
 Portfolio turnover                           61%           61%           61%           61%

1 INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.
4 FOR THE FISCAL PERIOD ENDED 11-30-99, THE MANAGER CONTRACTUALLY AGREED TO REDUCE ITS MANAGEMENT FEE TO .60 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. THE DISTRIBUTOR OF THE FUND AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

PRUDENTIAL TECHNOLOGY FUND
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 Class A, Class B, Class C and Class Z Shares (fiscal period ended 11-30)

                                       Class A        Class B       Class C       Class Z
Per Share Operating Performance        1999(1)        1999(1)       1999(1)       1999(1)
 Net asset value, beginning of
  period                                   $10.00         $10.00        $10.00        $10.00
 Income from investment operations:
 Net investment loss(4)                      (.04)          (.06)         (.07)         (.03)
 Net realized and unrealized gain
  on investment and foreign
  currency transactions                      3.80           3.78          3.79          3.81
 Total from investment operations            3.76           3.72          3.72          3.78
--------------------------------------------------------------------------------------------
 Less distributions:
 Distributions from net realized
  gains                                      (.32)          (.32)         (.32)         (.32)
 Net asset value, end of period            $13.44         $13.40        $13.40        $13.46
 Total return(2)                           37.59%         37.19%        37.19%        37.79%
--------------------------------------------------------------------------------------------
 Ratios/Supplemental Data                 1999(1)        1999(1)       1999(1)       1999(1)
--------------------------------------------------------------------------------------------
 Net assets, end of period (000)          $65,991       $155,801       $66,353       $12,711
 Average net assets (000)                 $46,443        $97,787       $46,510        $8,743
 Ratios to average net assets:
 Expenses, including distribution
  fees(3),(4)                               1.47%          2.22%         2.22%         1.22%
 Expenses, excluding distribution
  fees                                      1.22%          1.22%         1.22%         1.22%
 Net investment loss                      (1.00)%        (1.75)%       (1.75)%        (.75)%
 Portfolio turnover                           38%            38%           38%           38%

1 INFORMATION SHOWN IS FOR THE PERIOD 6-30-99 (WHEN SHARES WERE FIRST OFFERED) THROUGH 11-30-99.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.
4 FOR THE FISCAL PERIOD ENDED 11-30-99, THE MANAGER CONTRACTUALLY AGREED TO REDUCE ITS MANAGEMENT FEE TO .60 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. THE DISTRIBUTOR OF THE FUND AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------
44  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

                 [This page has been left blank intentionally.]
--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
The Prudential Investment Portfolios, Inc.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
  PRUDENTIAL TAX-MANAGED EQUITY FUND
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Target Funds
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
The Prudential Investment Portfolios, Inc.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
Global Utility Fund, Inc.
Target Funds
  INTERNATIONAL EQUITY FUND

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

-------------------------------------------------------------------
46  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  SHORT-INTERMEDIATE TERM SERIES
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
  PRUDENTIAL BOND MARKET INDEX FUND
Prudential Structured Maturity Fund, Inc.
  INCOME PORTFOLIO
Target Funds
  TOTAL RETURN BOND FUND

Tax-Exempt Bond Funds
Prudential California Municipal Fund
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
Prudential Municipal Bond Fund
  HIGH INCOME SERIES
  INSURED SERIES
Prudential Municipal Series Fund
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
Prudential National Municipals Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
Prudential Government Securities Trust
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
Prudential Special Money Market Fund, Inc.
  MONEY MARKET SERIES
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  CALIFORNIA MONEY MARKET SERIES
Prudential Municipal Series Fund
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND Funds
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
48  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
50  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
52  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in a Fund and keep it for future reference. For information or shareholder questions contact
PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact
PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
Visit Prudential's website at
http://www.prudential.com
Additional information about the Funds can be obtained without charge and can be found in the following documents
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)
IN PERSON
Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090.)
VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

CUSIP Numbers              Quotron Symbols

Prudential Financial Services Fund

  Class A Shares--74437K-10-3           --

  Class B Shares--74437K-20-2           --

  Class C Shares--74437K-30-1           --

  Class Z Shares--74437K-40-0           --

Prudential Health Sciences Fund

  Class A Shares--74437K-50-9           --

  Class B Shares--74437K-60-8           --

  Class C Shares--74437K-70-7           --

  Class Z Shares--74437K-80-6           --

Prudential Technology Fund

  Class A Shares--74437K-88-9           --

  Class B Shares--74437K-87-1           --

  Class C Shares--74437K-86-3           --

  Class Z Shares--74437K-85-5           --

Investment Company Act File No. 811-3175

 MF188A
[RECYCLED LOGO]
 Printed on Recycled Paper

                         PRUDENTIAL SECTOR FUNDS, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 2000
                      (AS SUPPLEMENTED ON MARCH 30, 2000)

    Prudential Sector Funds, Inc. (the Company), is an open-end, management investment company presently consisting of the following four series: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund and Prudential Utility Fund (each a Fund and collectively, the Funds). Except for Prudential Utility Fund, each of the Funds is a non-diversified series. Each Fund focuses its investments on companies in a given sector.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL FINANCIAL SERVICES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies in the banking and financial services group of industries. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL HEALTH SCIENCES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies engaged in the drug, health care, medicine, medical device and biotechnology group of industries. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL TECHNOLOGY FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies that its investment adviser expects will derive or that already derive a substantial portion of their sales from products or services in technology and technology-related activities. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.

    THE INVESTMENT OBJECTIVE OF PRUDENTIAL UTILITY FUND IS TO SEEK TOTAL RETURN THROUGH A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION. The Fund seeks to achieve its objective through investment in equity-related and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that its Subadviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities.

    There can be no assurance that a Fund's investment objective will be achieved. See "Description of the Funds, Their Investments and Risks."

    The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with Prudential Utility Fund's Prospectus dated February 1, 2000, or the Prospectus of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund dated March 30, 2000. A copy of either Prospectus may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                                 PAGE
                                                              ----------
Company History.............................................  B-2
Description of the Funds, Their Investments and Risks.......  B-2
Investment Restrictions.....................................  B-18
Management of the Company...................................  B-21
Control Persons and Principal Holders of Securities.........  B-24
Investment Advisory and Other Services......................  B-25
Brokerage Allocation and Other Practices....................  B-30
Capital Shares, Other Securities and Organization...........  B-33
Purchase, Redemption and Pricing of Fund Shares.............  B-34
Shareholder Investment Account..............................  B-44
Net Asset Value.............................................  B-49
Taxes, Dividends and Distributions..........................  B-50
Performance Information.....................................  B-52
Financial Statements........................................  B-55
Reports of Independent Accountants..........................  B-65,B-75,
                                                              B-86,B-102
Appendix I--General Investment Information..................  I-1
Appendix II--Historical Performance Data....................  II-1

--------------------------------------------------------------------------------

MF188B

                                COMPANY HISTORY

    The Company was incorporated in Maryland on April 29, 1981. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc. Effective May 17, 1999, the Company's name changed from Prudential Utility Fund, Inc. to Prudential Sector Funds, Inc. in conjunction with the creation of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, and Prudential Utility Fund became a fourth series of the Company.

             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

    (a) CLASSIFICATION. The Company is an open-end, management investment company. Prudential Utility Fund is a diversified series of the Company, while Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund are non-diversified.

    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each have an investment objective of long-term capital appreciation. Under normal circumstances each Fund, other than Prudential Utility Fund, intends to invest at least 65% of its total assets in equity-related securities of U.S. companies within its sector. Prudential Utility Fund's investment objective is to seek total return through a combination of current income and capital appreciation. Prudential Utility Fund intends to invest at least 80% of its total assets in equity-related and debt securities of utility companies. While all of the principal investment policies and strategies for seeking to achieve each Fund's objective are described in that Fund's Prospectus, each Fund may from time to time use the securities, instruments, principal and non-principal policies and strategies that are further described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you could lose money.

    Each Fund will concentrate its investments in the sector or industry as described in its Prospectus.

    Prudential Financial Services Fund concentrates its investments in the following industries: monetary authorities, credit institutions, securities and commodity institutions, and insurance carriers and related institutions. These industries include the following companies:

Major banks                    Savings & loan associations    Property/casualty insurers
Mid-sized banks                Finance companies              Multi-line insurers
Smaller banks                  Investment banking/brokers     Life insurance
Non-U.S. banks                 Investment managers            Accident and health insurance
                               Diversified financial
Real estate investment trusts  services                       Specialty insurers
Rental/leasing companies       Mutual Funds                   Insurance brokers

    Prudential Health Sciences Fund concentrates its investments in the following industries: hospitals, nursing and residential care, health and medical insurance carriers, pharmaceutical and medicine companies, and medical equipment and supply companies. These industries include the following companies:

Major pharmaceuticals          Medical specialties            Medical nursing services
Specialty pharmaceuticals      Healthcare providers           Healthcare information
(including                     (including                     services
  drug delivery)               assisted living)               Other healthcare services
Other pharmaceuticals          Managed care                   (including
Generic drugs                  Drug/medical/dental            providers of outsourcing
Biotechnology                  distribution                   services)
Medical devices/equipment      Hospital management            Contract research
                               Assisted living services       organizations

    Prudential Technology Fund concentrates its investments in the following industries: computers and electronics and electronic equipment. These industries include the following companies:

Semiconductors                 Electronic components          Diversified electronic
                                                              products
Telecommunications equipment   Military/government            Aerospace
Precision instruments          Electronic data processing     E.D.P. peripherals
                               (EDP)
Office/plant automation        Computer communications        Electronic production
Consumer                       E.D.P. services                Computer software
electronics/applications
Electronics distributors       Internet services              Financial publishing/services
Media conglomerates            Broadcasting                   Cable television
Major U.S. telecommunications  Other                          Cellular telephone
                               telephone/communications

    Prudential Utility Fund invests in utility companies, including companies in the following businesses:

Electric                       Telecommunications             Airport
Gas                            Water                          Seaport
Gas pipeline                   Cable                          Toll road
Telephone

    Where the focus of one Fund may overlap with that of another Fund, both Funds may invest in securities of the same issuer.

FOREIGN SECURITIES

    Each Fund, except for Prudential Utility Fund (which may invest up to 30% of its total assets), may invest up to 35% of its total assets in foreign money market instruments and debt and equity securities. American Depositary Receipts
(ADRs) and American Depositary Shares (ADSs) are not considered foreign securities within this limitation. In many instances, foreign debt securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

    Foreign securities involve certain risks that should be considered carefully by an investor in a Fund. These risks include exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of a Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. A Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

    Investing in Prudential Utility Fund may involve additional risks because the utility companies of many major foreign countries, such as the United Kingdom, Spain and Mexico, have substantially increased investor ownership (including ownership by U.S. investors). As a result, these companies have become subject to adversarial rate-making procedures. In addition, certain foreign utilities are experiencing demand growth at rates greater than economic expansion in their countries or regions. These factors as well as those associated with foreign issuers generally may affect the future values of foreign securities held by Prudential Utility Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, each Fund will treat the euro as a separate currency from the national currency of any member state.

    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Funds' investment advisers. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Funds will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.

LOWER-RATED AND UNRATED DEBT SECURITIES

    Prudential Financial Services Fund and Prudential Technology Fund may invest up to 5% of their total assets in lower-rated and unrated debt securities. Non-investment grade fixed-income securities are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Ratings Group (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Each Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put and call options on equity securities and on stock indexes, (2) the purchase and sale of listed stock and bond index futures and options thereon and (3) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. Each Fund may engage in these transactions on U.S. or foreign securities exchanges or, in the case of equity and stock index options, in the over-the-counter market. Each Fund also may purchase and sell foreign currency forward contracts. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a Fund may use them to the extent they are consistent with its investment objective and policies.

    OPTIONS ON EQUITY SECURITIES

    Each Fund may purchase and write (that is, sell) put and call options on equity securities that are traded on securities exchanges, on NASDAQ (NASDAQ options) or in the over-the-counter market (OTC options).

    CALL OPTIONS ON STOCK. A call option is a short-term contract that gives the purchaser, in exchange for a premium paid, the right to buy the security subject to the option at a specified exercise price at any time during the term of the option. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

    Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by a Fund for writing the option.

    PUT OPTIONS ON STOCK. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

    Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes as described below.

    A Fund may purchase put options as a portfolio investment strategy when its investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security that it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.

    STOCK INDEX OPTIONS

    Each Fund also may purchase and write (that is, sell) put and call options on stock indexes traded on securities exchanges, on NASDAQ or in the OTC market. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right in return for premium paid to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the underlying market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    A Fund's successful use of options on indexes depends upon its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by a Fund. Likewise, if a stock index call option written by a Fund is exercised, the Fund may incur a loss on the transaction which is not offset, in whole or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.

    Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

    FUTURES CONTRACTS AND OPTIONS THEREON

    STOCK AND BOND INDEX FUTURES. Each Fund may use listed stock and bond index futures traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

    A stock or bond index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (Investment Company Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    A Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in the Fund's portfolio or that it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. In instances involving the purchase of stock or bond index futures contracts by a Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts will be segregated with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.

    OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. Each Fund also may purchase and write options on stock and bond index futures contracts to reduce certain risks of its investments and to attempt to enhance return. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    FUTURES CONTRACTS ON FOREIGN CURRENCIES. Each Fund is permitted to buy and sell futures contracts on foreign currencies, and purchase and write options thereon for hedging purposes. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "mark-to-market."

    A Fund's successful use of futures contracts and options thereon depends on its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if a Fund purchases futures to hedge against market advances before it can invest in stocks or bonds in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. In addition, the ability of a Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time.

    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If a Fund's investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS

    Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When a Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While a Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Fund may be unable to liquidate an OTC option.

    Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, a Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indexes in the over-the-counter market.

    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, a Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to a Fund is dependent upon the financial viability of the counterparty. If a Fund decides to enter into transactions in OTC options, its investment adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    RISKS OF OPTIONS ON INDEXES

    A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to its investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. Each investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, the Fund may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund's policy to purchase or write options only on indexes that include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in its investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES

    Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described above under "Stock Index Options."

    Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of a Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets, except that Prudential Utility Fund may only borrow an amount not exceeding 20% of its total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When a Fund has written a call, there also is a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES

    If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK AND BOND INDEX FUTURES

    There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if a Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, a Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if a Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

FOREIGN CURRENCY FORWARD CONTRACTS

    Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

    A Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Fund may enter. However, a Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). A Fund will not speculate in forward contracts. A Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Fund may be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, each Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If a Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    A Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    OPTIONS ON FOREIGN CURRENCIES

    Each Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that a Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

    Each Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

    If, on the other hand, a Fund's investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

    Instead of purchasing or selling futures or forward currency exchange contracts, a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to fully hedge its positions by purchasing such options.

    Each Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (as compared to the U.S. dollar) historically have a high degree of positive correlation.

    RISKS OF TRANSACTIONS IN EXCHANGE-TRADED OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Fund's investment adviser may still not result in a successful hedging transaction for the Fund.

    Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    Successful use of futures contracts by a Fund is also subject to the ability of the Fund's Manager or investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCIES

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    POSITION LIMITS

    Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of its investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    A Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

REPURCHASE AGREEMENTS

    A Fund may enter into repurchase agreements, whereby the seller agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

    Each Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

    Each Fund, other than Prudential Utility Fund, may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Prudential Utility Fund may only borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund, other than Prudential Utility Fund, may pledge up to 33 1/3% of its total assets to secure these borrowings; Prudential Utility Fund may pledge no more than 20% of its total assets to secure its borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, each Fund, except Prudential Utility Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. Prudential Utility Fund's outstanding loans cannot exceed 33% of the value of its total assets. As a matter of fundamental policy, Prudential Utility Fund and each of the other Funds will not lend more than 33% and 33 1/3%, respectively, of the value of their total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the lending Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the lending Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

    A loan may be terminated by the borrower or by the lending Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the lending Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SEGREGATED ASSETS

    Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

ILLIQUID SECURITIES

    Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisers anticipate that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities
Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, each investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

    The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund participating in the option and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by that Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SHORT SALES

    Prudential Health Sciences Fund and Prudential Technology Fund each may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) segregate cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position through a short sale "against-the-box," which is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

    The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale.

(d)  TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, or pending investment of proceeds from sales of a Fund's shares, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Each Fund also may invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund. See "Repurchase Agreements" above.

(e)  PORTFOLIO TURNOVER

    Prudential Utility Fund expects that its portfolio turnover rate will be less than 200%; its portfolio turnover rate for the fiscal period ended
November 30, 1999 was 19% and for the fiscal year ended December 31, 1998 was 17%. Prudential Financial Services Fund's portfolio turnover rate for the fiscal period ended November 30, 1999 was 39%, Prudential Health Sciences Fund's portfolio turnover rate for the fiscal period ended November 30, 1999 was 61% and Prudential Technology Fund's portfolio turnover rate for the fiscal period ended November 30, 1999 was 38%. Each Fund's portfolio turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

    PRUDENTIAL FINANCIAL SERVICES FUND, PRUDENTIAL HEALTH SCIENCES FUND AND PRUDENTIAL TECHNOLOGY FUND MAY NOT:

    1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each of these Funds may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

    2. Buy or sell real estate or interests in real estate, except that a Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

    3. Buy or sell commodities or commodity contracts, except that a Fund may purchase and sell financial futures contracts and options thereon, and foreign currency forward contracts.

    4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    5. Make loans, except through (a) repurchase agreements and (b) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.

    6. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in any one industry other than as follows: Prudential Financial Services Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the financial services group of industries. Prudential Health Sciences Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the health sciences group of industries. Prudential Technology Fund will concentrate its investments (I.E., will invest at least 25% of its total assets under normal circumstances) in securities of companies in the technology group of industries.

    Although not fundamental, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund have the following additional investment restrictions.

    The Fund may not:

    1. Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position, except that Prudential Health Sciences Fund and Prudential Technology Fund may make short sales if, when added together, not more than 25% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    3. Invest for the purpose of exercising control or management.

    4. Invest in securities of other investment companies, except: (a) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (b) as part of a merger, consolidation or other acquisition and (c) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

    5. Purchase more than 10% of all outstanding voting securities of any one issuer.

    PRUDENTIAL UTILITY FUND MAY NOT:

     1. Purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; the Fund will concentrate its investments in utility stocks as described under "Description of the Funds, Their Investments and Risks."

     2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or maintenance margin in connection with options, futures contracts, options on futures contracts, forward foreign currency exchange contracts or options on currencies is not considered the purchase of a security on margin.

     3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

     4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies are not deemed to be the issuance of a senior security or the pledge of assets.

     5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

     7. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and securities which are secured by real estate and securities of companies which invest or deal in real estate.

     8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     9. Make investments for the purpose of exercising control or management.

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    11. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

    12. Make loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) the lending of its portfolio securities, as described under "Description of the Funds, Their Investments and Risks--Lending of Securities" and (iii) repurchase agreements. (The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

    Since under normal circumstances Prudential Utility Fund will invest at least 80% of its total assets in securities of utility companies, it will not concentrate its investments in any industry other than the utility industry.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    Each Fund's policy with respect to put and call options is not a fundamental policy and may be changed without shareholder approval.

    The Office of Public Utility Regulation of the Commission has advised The Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of "public utility companies" as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (1) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including Prudential Utility Fund, will be less than 10% of the outstanding voting securities of any public utility company and (2) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of Prudential Utility Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.

                           MANAGEMENT OF THE COMPANY

                                     POSITION                      PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         WITH THE COMPANY                   DURING PAST 5 YEARS
------------------------         ----------------                  ---------------------
Delayne Dedrick Gold (61)     Director                 Marketing and Management Consultant
*Robert F. Gunia (53)         Vice President and       Executive Vice President and Chief
                               Director                 Administrative Officer (since June 1999) of
                                                        Prudential Investments; Corporate Vice
                                                        President (since September 1997) of The
                                                        Prudential Insurance Company of America
                                                        (Prudential); Executive Vice President and
                                                        Treasurer (since December 1996), Prudential
                                                        Investments Fund Management LLC (PIFM);
                                                        formerly Senior Vice President (March
                                                        1987-May 1999) of Prudential Securities
                                                        Incorporated (Prudential Securities); and
                                                        Chief Administrative Officer
                                                        (July 1990-September 1996), Director
                                                        (January 1989-September 1996), and Executive
                                                        Vice President, Treasurer and Chief Financial
                                                        Officer (June 1987-September 1996) of
                                                        Prudential Mutual Fund Management, Inc.
Douglas H. McCorkindale (60)  Director                 Vice Chairman (since March 1984) and President
                                                        (since September 1997) of Gannett Co. Inc.
                                                        (publishing and media); Director of Gannett
                                                        Co. Inc., Global Crossing Ltd. and
                                                        Continental Airlines, Inc.
Thomas T. Mooney (58)         Director                 President of the Greater Rochester Metro
                                                        Chamber of Commerce; former Rochester City
                                                        Manager; Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue Cross of
                                                        Rochester, Monroe County Water Authority,
                                                        Executive Service Corps of Rochester, Monroe
                                                        County Industrial Development Corporation,
                                                        Rochester Jobs, Inc. and Northeast Midwest
                                                        Institute.
Stephen P. Munn (57)          Director                 Chairman (since January 1994), Director and
                                                        President (since 1988) and Chief Executive
                                                        Officer (1988-December 1993) of Carlisle
                                                        Companies Incorporated (manufacturer of
                                                        industrial products).
*David R. Odenath, Jr. (42)   Vice President and       Officer in Charge, President, Chief Executive
                               Director                 Officer and Chief Operating Officer (since
                                                        June 1999), PIFM; Senior Vice President
                                                        (since June 1999), Prudential; Senior Vice
                                                        President (August 1993-May 1999), PaineWebber
                                                        Group, Inc.
Richard A. Redeker (56)       Director                 Formerly President, Chief Executive Officer
                                                        and Director (October 1993-September 1996),
                                                        Prudential Mutual Fund Management, Inc.,
                                                        Executive Vice President, Director and Member
                                                        of Operating Committee
                                                        (October 1993-September 1996), Prudential
                                                        Securities, Director (October 1993-September
                                                        1996) of Prudential Securities Group, Inc.,
                                                        Executive Vice President, The Prudential
                                                        Investment Corporation (January 1994-
                                                        September 1996), Director (January 1994-
                                                        September 1996), Prudential Mutual Fund
                                                        Distributors, Inc. and Prudential Mutual Fund
                                                        Services, Inc., and Senior Executive Vice
                                                        President and Director (September
                                                        1978-September 1993) of Kemper Financial
                                                        Services, Inc.

                                     POSITION                      PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         WITH THE COMPANY                   DURING PAST 5 YEARS
------------------------         ----------------                  ---------------------
Robin B. Smith (60)           Director                 Chairman and Chief Executive Officer (since
                                                        August 1996) of Publishers Clearing House;
                                                        formerly President and Chief Executive
                                                        Officer (January 1989-August 1996) and
                                                        President and Chief Operating Officer
                                                        (September 1981-December 1988) of Publishers
                                                        Clearing House; Director of BellSouth
                                                        Corporation, Texaco Inc., Spring Industries
                                                        Inc. and Kmart Corporation.
*John R. Strangfeld, Jr.      President and Director   Chief Executive Officer, Chairman, President
(45)                                                    and Director (since January 1990), of The
                                                        Prudential Investment Corporation, Executive
                                                        Vice President (since February 1998),
                                                        Prudential Global Asset Management Group of
                                                        Prudential, and Chairman (since August 1989),
                                                        Pricoa Capital Group; formerly various
                                                        positions to Chief Executive Officer
                                                        (November 1994-December 1998), Private Asset
                                                        Management Group of Prudential and Senior
                                                        Vice President (January 1986-August 1989),
                                                        Prudential Capital Group, a unit of
                                                        Prudential.
Louis A. Weil, III (58)       Director                 Chairman (since January 1999), President and
                                                        Chief Executive Officer (since January 1996)
                                                        and Director (since September 1991) of
                                                        Central Newspapers, Inc.; Chairman of the
                                                        Board (since January 1996), Publisher and
                                                        Chief Executive Officer
                                                        (August 1991-December 1995) of Phoenix
                                                        Newspapers, Inc.; formerly Publisher
                                                        (May 1989-March 1991) of Time Magazine,
                                                        President, Publisher and Chief Executive
                                                        Officer of The Detroit News
                                                        (February 1986-August 1989) and member of the
                                                        Advisory Board, Chase Manhattan
                                                        Bank-Westchester.
Clay T. Whitehead (61)        Director                 President, National Exchange Inc. (new
                                                        business development firm) (since May 1983).
Marguerite E.H. Morrison      Secretary                Vice President and Associate General Counsel
(43)                                                    (since December 1996) of PIFM; Vice President
                                                        and Associate General Counsel of Prudential
                                                        Securities; formerly Vice President and
                                                        Associate General Counsel (June
                                                        1991-September 1996) of Prudential Mutual
                                                        Fund Management, Inc.
Grace C. Torres (40)          Treasurer and Principal  First Vice President (since December 1996) of
                               Financial and            PIFM; First Vice President (since March 1993)
                               Accounting Officer       of Prudential Securities; formerly First Vice
                                                        President (March 1994-September 1996) of
                                                        Prudential Mutual Fund Management, Inc.
William V. Healey (46)        Assistant Secretary      Vice President and Associate General Counsel
                                                        of Prudential and Chief Legal Officer of The
                                                        Prudential Investment Corporation since
                                                        August 1998; Director, ICI Mutual Insurance
                                                        Company since June 1999; prior to August
                                                        1998, Associate General Counsel of The
                                                        Dreyfus Corporation (Dreyfus), a subsidiary
                                                        of Mellon Bank, N.A. (Mellon Bank), and an
                                                        officer and/or director of various affiliates
                                                        of Mellon Bank and Dreyfus.

                                     POSITION                      PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)         WITH THE COMPANY                   DURING PAST 5 YEARS
------------------------         ----------------                  ---------------------
Stephen M. Ungerman (46)      Assistant Treasurer      Tax Director (since March 1996) of Prudential
                                                        Investments; formerly First Vice President
                                                        (February 1993-September 1996) of Prudential
                                                        Mutual Fund Management, Inc.

------------

* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential, Prudential Securities or PIFM.

** The address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    The Company has Directors who, in addition to overseeing the actions of each Fund's Manager, Subadviser(s) and Distributor, decide upon matters of general policy. The Directors also review the actions of the Company's officers, who conduct and supervise the daily business operations of each Fund.

    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    Pursuant to each Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager. The Company pays each of its Directors who is not an affiliated person of PIFM annual compensation of $5,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid each Director may change as a result of the introduction of additional funds on whose boards the Director may be asked to serve.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of such agreement, the Company accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

    The following table sets forth the aggregate compensation paid by the Company to the Directors who are not affiliated with the Manager for the fiscal period ended November 30, 1999 and the aggregate compensation paid to such Directors for service on the Company's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.

                               COMPENSATION TABLE

                                                   TOTAL 1999
                                                  COMPENSATION
                                                  FROM COMPANY
                                  AGGREGATE         AND FUND
                                 COMPENSATION     COMPLEX PAID
NAME OF DIRECTOR                 FROM COMPANY     TO DIRECTORS
----------------                 ------------   ----------------
Edward D. Beach(2)                  $5,000      $ 142,500(43/70)*
Delayne Dedrick Gold                $5,000      $ 144,500(43/70)*
Robert F. Gunia(1)                    --              None
Douglas H. McCorkindale**           $5,000      $  80,000(24/49)*
Thomas T. Mooney**                  $5,000      $ 129,500(35/75)*
Stephen P. Munn                     $5,000      $  62,250(29/53)*
David R. Odenath, Jr.(1)              --              None
Richard A. Redeker                  $5,000      $  95,000(29/53)*
Robin B. Smith**                    $5,000      $  96,000(32/44)*
John R. Strangfeld, Jr.(1)            --              None
Louis A. Weil, III                  $5,000      $  96,000(29/53)*
Clay T. Whitehead                   $5,000      $  77,000(38/66)*

------------

* Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $97,916, $135,102 and $156,478 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

(1) Interested Directors do not receive compensation from the Company or any fund in the Fund Complex.

(2) Mr. Beach retired on December 31, 1999.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

    As of January 14, 2000, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

    As of January 14, 2000, Prudential Securities was record holder of 3,253 Class A shares (or 0.14% of the outstanding Class A shares), 5,065,723 Class B shares (or 90% of the outstanding Class B shares), 2,837,214 Class C shares (or 97% of the outstanding Class C shares) and 533,009 Class Z shares (or 99.9% of the outstanding Class Z shares) of Prudential Financial Services Fund.

    As of January 14, 2000, Prudential Securities was record holder of 2,976,876 Class A shares (or 90% of the outstanding Class A shares), 7,796,339 Class B shares (or 92% of the outstanding Class B shares), 4,247,611 Class C shares (or 97% of the outstanding Class C shares) and 761,029 Class Z shares (or 99.9% of the outstanding Class Z shares) of Prudential Health Sciences Fund.

    As of January 14, 2000, Prudential Securities was record holder of 5,433,833 Class A shares (or 83% of the outstanding Class A shares), 12,857,408 Class B shares (or 87% of the outstanding Class B shares), 5,638,302 Class C shares (or 97% of the outstanding Class C shares) and 1,086,188 Class Z shares (or 99.9% of the outstanding Class Z shares) of Prudential Technology Fund.

    As of January 14, 2000, Prudential Securities was record holder of 74,966,919 Class A shares (or 31.2% of the outstanding Class A shares), 43,816,287 Class B shares (or 38.2% of the outstanding Class B shares), 1,346,081 Class C shares (or 71.4% of the outstanding Class C shares) and 499,789 Class Z shares (or 15.2% of the outstanding Class Z shares) of Prudential Utility Fund.

    In the event of any meetings of shareholders, Prudential Securities will forward, or cause to the forwarding of, proxy material to the beneficial owners for which it is the record holder.

    The following shareholder owned 5% of the outstanding shares of any class of any Fund as of January 14, 2000: New Moon Investments Ltd., 802 West Bay Road, P.O. Box 2003, Georgetown, Grand Cayman, Cayman Islands BWI held 120,887 Class
A shares (5.3% of the outstanding Class A shares) of Prudential Financial Services Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISERS

    The manager of each Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with each Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in Prudential Utility Fund's Prospectus and "How the Funds are Managed--Manager" in the other Funds' Prospectus. As of January 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $74.9 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to each Management Agreement with the Company (each a Management Agreement and collectively, the Management Agreements), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of each Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments, to provide subadvisory services to the Funds. PIFM also has hired Jennison Associates LLC to provide subadvisory services to Prudential Health Sciences Fund. PIFM also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian, and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for each Fund are not exclusive under the terms of each Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to a Management Agreement, a fee at an annual rate of .60 of 1% of Prudential Utility Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of average daily net assets in excess of $6 billion. For its services to Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, PIFM receives, pursuant to separate Management Agreements, a fee at an annual rate of .75 of 1% of each such Fund's average daily net assets, except that PIFM has agreed to limit its fee to .60 of 1% for the fiscal year ending November 30, 2000. These fees are computed daily and payable monthly. Prudential Utility Fund's Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Funds' expenses.

    In connection with its management of the corporate affairs of each Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), and the fee payable to Jennison Associates LLC (Jennison), pursuant to four subadvisory agreements between PIFM and PI and a Subadvisory Agreement between PIFM and Jennison, respectively (each a Subadvisory Agreement).

    Under the terms of each Management Agreement, a Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    Each Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

    For the fiscal period ended November 30, 1999 and for the fiscal years ended December 31, 1998 and 1997, Prudential Utility Fund paid management fees to PIFM of $16,318,008, $19,099,006 and $17,370,271, respectively. For the fiscal period ended November 30, 1999, Prudential Financial Services Fund paid management fees to PIFM of $302,913. For the period ended November 30, 1999, Prudential Health Sciences Fund paid management fees to PIFM of $488,906. For the period ended November 30, 1999, Prudential Technology Fund paid management fees to PIFM of $631,240.

    PIFM has entered into four Subadvisory Agreements with PI, a wholly-owned subsidiary of Prudential, and one Subadvisory Agreement with Jennison. Under the Subadvisory Agreements, PI will furnish investment advisory services in connection with the management of Prudential Financial Services Fund, Prudential Technology Fund and Prudential Utility Fund, respectively, and the Enhanced Index portfolio of Prudential Health Sciences Fund, and Jennison will furnish investment advisory services to the Concentrated portfolio of Prudential Health Sciences Fund. In connection therewith, PI and Jennison are obligated to keep certain books and records of each Fund for which they serve as investment adviser. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises PI's and Jennison's performance of such services. PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing investment advisory services to each Fund through December 31, 1999. Effective January 1, 2000, PI is paid by PIFM at the annual rate of .30 of 1% of Prudential Utility Fund's average daily net assets up to $250 million, .238 of 1% of the Fund's average net assets from $250 million to $750 million, .203 of 1% of average net assets from $750 million to $1.5 billion, .170 of 1% of average daily net assets from $1.5 billion to $2 billion, .140 of 1% of average net assets from $2 billion to $4 billion, .122 of 1% of average net assets from $4 billion to $6 billion and .105 of 1% of average net assets over $6 billion. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .375 of 1% of Prudential Financial Services Fund's and Prudential Technology Fund's respective average daily net assets and at the annual rate of .375 of 1% of the Enhanced Index portfolio of Prudential Health Science Fund's average daily net assets. Under its Subadvisory Agreement with Jennison, PIFM compensates Jennison for its services at an annual rate of .30% of the average daily net assets of Prudential Health Sciences Fund's Concentrated portfolio up to and including $300 million and .25% of the Concentrated portfolio's average daily net assets over $300 million. For the fiscal period ended November 30, 1999, Jennison received $99,018 out of the management fees received by PIFM from Prudential Health Sciences Fund.

    Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the applicable Management Agreement with that Fund. Each Subadvisory Agreement may be terminated by the Company, PIFM or PI or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. PIMS is a subsidiary of Prudential.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and separate distribution agreements for each Fund (each a Distribution Agreement and collectively, the Distribution Agreements), the Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing each Fund's Class Z shares under the Distribution Agreements, none of which are reimbursed by or paid for by a Fund.

    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and
(2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending November 30, 2000 and voluntarily limited its distribution-related fees for the fiscal year ended December 31, 1998 to .25 of 1% of the average daily net assets of Prudential Utility Fund's Class A shares.

    For the fiscal period ended November 30, 1999, the Distributor received payments of $6,157,192 under Prudential Utility Fund's Class A Plan. For the fiscal period ended November 30, 1999, the Distributor received payments of $22,399 under Prudential Financial Services Fund's Class A Plan. For the fiscal period ended November 30, 1999, the Distributor received payments of $33,788 under Prudential Health Science Fund's Class A Plan. For the fiscal period ended November 30, 1999, the Distributor received payments of $48,488 under Prudential Technology Fund's Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. For the fiscal periods ended November 30, 1999, the Distributor also received approximately $395,400, $682,100, $938,000 and $1,286,500 in initial sales charges in connection with the sale of Prudential Utility Fund's, Prudential Financial Services Fund's, Prudential Health Sciences Fund's and Prudential Technology Fund's Class A shares.

    CLASS B AND CLASS C PLANS. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and
(2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

    CLASS B PLAN. For the fiscal periods ended November 30, 1999, the Distributor received $15,469,787, $186,461, $314,109 and $412,580 on behalf of
Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively, under the Class B Plans. For the fiscal periods ended November 30, 1999, the Distributor spent approximately the following amounts on behalf of each such Fund.

                                                                                                  APPROXIMATE
                                                                              COMPENSATION TO        TOTAL
                                                                                PRUSEC FOR           AMOUNT
                                             COMMISSION                         COMMISSION          SPENT BY
                                             PAYMENTS TO                        PAYMENTS TO       DISTRIBUTOR
                                              FINANCIAL                     REPRESENTATIVES AND   ON BEHALF OF
              FUND                PRINTING    ADVISERS     OVERHEAD COSTS     OTHER EXPENSES          FUND
--------------------------------  --------   -----------   --------------   -------------------   ------------
Prudential Utility Fund.........  $28,600    $4,039,300      $  673,500          $1,652,000        $6,393,400
Prudential Financial Services
 Fund...........................  $     0    $   46,700      $2,111,900          $  119,900        $2,278,500
Prudential Health Sciences
 Fund...........................  $     0    $  537,957      $2,818,981          $  159,100        $3,516,038
Prudential Technology Fund......  $     0    $  767,259      $3,363,795          $  315,421        $4,446,475

    The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal periods ended November 30, 1999, the Distributor received approximately $1,878,700, $51,200, $68,500 and $72,000 in contingent deferred sales charges attributable to Class B shares of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively.

    CLASS C PLAN. For the fiscal periods ended November 30, 1999, the Distributor received $223,717, $106,852, $173,368 and $196,230 under the
Class C Plans of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. For the fiscal periods ended November 30, 1999, the Distributor spent approximately the following amounts on behalf of each such Fund.

                                                                                                   APPROXIMATE
                                                                               COMPENSATION TO        TOTAL
                                                                                 PRUSEC FOR           AMOUNT
                                              COMMISSION                         COMMISSION          SPENT BY
                                              PAYMENTS TO                        PAYMENTS TO       DISTRIBUTOR
                                               FINANCIAL                     REPRESENTATIVES AND   ON BEHALF OF
              FUND                 PRINTING    ADVISERS     OVERHEAD COSTS     OTHER EXPENSES          FUND
---------------------------------  --------   -----------   --------------   -------------------   ------------
Prudential Utility Fund..........   $  400    $  161,300      $   31,600          $   11,400        $  204,700
Prudential Financial Services
 Fund............................   $    0    $      200      $  365,300          $    1,800        $  367,300
Prudential Health Sciences
 Fund............................   $    0    $  118,112      $  423,177          $    2,524        $  543,813
Prudential Technology Fund.......   $    0    $  163,310      $  451,437          $    1,420        $  616,167

    The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal periods ended November 30, 1999, the Distributor received approximately $53,300, $17,700, $23,000 and $24,000 in contingent deferred sales charges attributable to Class C shares of the Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. For the fiscal periods ended
November 30, 1999, the Distributor also received approximately $13,400, $296,000, $438,300 and $490,800 in initial sales charges in connection with the sale of Class C shares of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively.

    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to each Distribution Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

    In addition to distribution and service fees paid by each Fund under its Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. For the fiscal year ending November 30, 2000, PIFM has contractually agreed to waive a portion of its fee equal to .15% of average daily net assets of each of the Prudential Financial Services Fund, the Prudential Health Sciences Fund and the Prudential Technology Fund. In addition, the Distributor has agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account for Prudential Utility Fund and $9.00 per shareholder account for the other three Funds, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as each Fund's independent accountants and in that capacity audits each Fund's annual financial statements.

CODES OF ETHICS

    The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, Subadvisers and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on futures contracts for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadvisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. None of the Funds will deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of a Fund's order.

    In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

    When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Funds, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for a Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the non-interested Directors, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    The table below shows certain information regarding the payment of commissions by Prudential Utility Fund, including the commissions paid to Prudential Securities, for the 11 months ended November 30, 1999 and the two years ended December 31, 1998.

                                            11 MONTHS
                                              ENDED
                                          NOVEMBER 30,     YEAR ENDED DECEMBER 31,
                                              1999            1998          1997
                                          -------------    ----------    ----------
Total brokerage commissions paid by the
 Fund...................................   $3,466,203      $2,394,964    $3,375,707
Total brokerage commissions paid to
 Prudential Securities..................   $  107,745      $   24,552    $   78,360
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................        3.11%           1.03%         2.32%

    The table below sets forth information concerning payment of commissions by Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, including the amount of such commissions paid to Prudential Securities, for the period ended November 30, 1999:

                                                  FISCAL PERIOD ENDED
                                                   NOVEMBER 30, 1999
                                          ------------------------------------
                                          PRUDENTIAL   PRUDENTIAL
                                          FINANCIAL      HEALTH     PRUDENTIAL
                                           SERVICES     SCIENCES    TECHNOLOGY
                                             FUND         FUND         FUND
                                          ----------   ----------   ----------
Total brokerage commissions paid by the
 Fund...................................  $  182,933   $   50,155   $  138,291
Total brokerage commissions paid to
 Prudential Securities..................  $        0   $        0   $    2,862
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................          0%           0%           2%

    Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund effected approximately 2.84%, 0%, 0% and 0.7% of the total dollar amount of their transactions involving the payment of commissions to Prudential Securities during the periods ended November 30, 1999, respectively. Of the total brokerage commissions paid during that period, $134,174, $21,139, $0 and $1,215 (3.8%, 11.5%, 0% and 0.87%)
were paid to firms which provide research, statistical or other services to PI or affiliates on behalf of Prudential Utility Fund, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, respectively. PIFM has not separately identified the portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

    Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at November 30, 1999. As of November 30, 1999, Prudential Utility Fund held debt securities of the following: Bear, Stearns & Co. Inc., $1,548,183; Deutsche Bank Securities Corp., $221,169; Goldman, Sachs & Co., $1,548,183; and Warburg Dillon Read LLC, $1,493,465; Prudential Financial Services Fund held debt securities of the following: Bear, Stearns & Co. Inc., $36,685; Deutsche Bank Securities

Corp., $5,245; Goldman, Sachs & Co., $36,685; and Warburg Dillon Read LLC, $35,385; Prudential Health Sciences Fund held debt securities of the following:
Bear, Stearns & Co. Inc., $93,644; Deutsche Bank Securities Inc., $13,378; Goldman, Sachs & Co., $93,644; and Warburg Dillon Read LLC, $90,334; and Prudential Technology Fund held debt securities of the following: Bear, Stearns & Co. Inc., $3,193,227; Deutsche Bank Securities Inc., $456,175; Goldman, Sachs & Co., $3,193,227; and Warburg Dillon Read LLC, $3,080,371.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Company is authorized to issue 2 billion shares of common stock, $.01 par value per share divided into four series (the Funds), of which Prudential Utility Fund is authorized to issue 800 million shares and each other Fund may issue 400 million shares. Each Fund is divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 100 million shares of Class A common stock (400 million for Prudential Utility Fund), 100 million shares of Class B common stock (300 million for Prudential Utility Fund), 100 million shares of Class C common stock (50 million for Prudential Utility Fund) and 100 million shares of Class Z common stock (50 million for Prudential Utility Fund). With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

    Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

    The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of a Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

    The Board of Directors has the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (the Class A or Class C shares) or (2) on a deferred basis (the Class B or Class C shares). Class Z shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

    PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series election, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Sector Funds, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are eligible to invest
(Class A, Class B, Class C or Class Z shares).

    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of a Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Sector Funds, Inc., the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between each Fund and the Distributor, Class A shares of a Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the NAV at November 30, 1999, the maximum offering price of the Fund's shares is as follows:

                                                                       PRUDENTIAL   PRUDENTIAL
                                                          PRUDENTIAL   FINANCIAL      HEALTH     PRUDENTIAL
                                                           UTILITY      SERVICES     SCIENCES    TECHNOLOGY
                                                             FUND         FUND         FUND         FUND
                                                          ----------   ----------   ----------   ----------
CLASS A
Net asset value and redemption price per Class A
 share..................................................    $11.02        $9.36       $10.86       $13.44
Maximum sales charge (5% of offering price).............       .58          .49          .57          .71
                                                            ------        -----       ------       ------
Maximum offering price to public........................    $11.60        $9.85       $11.43       $14.15
                                                            ======        =====       ======       ======
CLASS B
Net asset value, offering price and redemption price per
 Class B share*.........................................    $11.02        $9.33       $10.83       $13.40
                                                            ======        =====       ======       ======
CLASS C
Net asset value and redemption price per Class C
 share*.................................................    $11.02        $9.33       $10.83       $13.40
Sales charge (1% of offering price).....................       .11          .09          .11          .14
                                                            ------        -----       ------       ------
Offering price to public................................    $11.13        $9.42       $10.94       $13.54
                                                            ======        =====       ======       ======
CLASS Z
Net asset value, redemption price and offering price per
 Class Z share..........................................    $11.02        $9.36       $10.88       $13.46
                                                            ======        =====       ======       ======

------------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to Prudential Utility Fund:

    If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of

Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

    - Officers of the Prudential mutual funds (including the Company)

    - Employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

    - Employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, directors, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    - Members of the Board of Directors of Prudential

    - Real estate brokers, agents and employees or real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

    - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    - Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

    - Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in Prudential Utility Fund's Prospectus or "How to Buy, Sell and Exchange Shares of the Funds--Reducing or Waiving Class A's Initial Sales Charge" in the other Funds' Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - An individual

    - The individual's spouse, their children and their parents

    - The individual's and spouse's Individual Retirement Account (IRA)

    - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    - One or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at net asset value by entering into a Letter of Intent.

    For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    - Current and former Directors/Trustees of the Prudential mutual funds (including the Company)

    - Prudential with an investment of $10 million or more.

    After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

    Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund whose shares you are redeeming computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

    If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.

    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of a Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares of a Fund and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent

Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                            OF DOLLARS INVESTED OR
PAYMENT MADE                                                     REDEMPTION PROCEEDS
-------------------                                           -------------------------
First.......................................................             5.0%
Second......................................................             4.0%
Third.......................................................             3.0%
Fourth......................................................             2.0%
Fifth.......................................................             1.0%
Sixth.......................................................             1.0%
Seventh.....................................................             None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares bought before July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                           REQUIRED DOCUMENTATION
Death                                        A copy of the shareholder's death certificate
                                             or, in the case of a trust, a copy of the
                                             grantor's death certificate, plus a copy of the
                                             trust agreement identifying the grantor.

Disability--An individual will be            A copy of the Social Security Administration
considered disabled if he or she is          award letter or a letter from a physician on the
unable to engage in any substantial          physician's letterhead stating that the
gainful activity by reason of any            shareholder (or, in the case of a trust, the
medically determinable physical or           grantor (a copy of the trust agreement
mental impairment which can be               identifying the grantor will be required as
expected to result in death or to be         well)) is permanently disabled. The letter must
of long-continued and indefinite             also indicate the date of disability.
duration.

Distribution from an IRA or                  A copy of the distribution form from the
403(b) Custodial Account                     custodial firm indicating (i) the date of birth
                                             of the shareholder and (ii) that the shareholder
                                             is over age 59 1/2 and is taking a normal
                                             distribution--signed by the shareholder.

Distribution from Retirement Plan            A letter signed by the plan
                                             administrator/trustee indicating the reason for
                                             the distribution.

Excess Contributions                         A letter from the shareholder (for an IRA) or
                                             the plan administrator/trustee on company
                                             letterhead indicating the amount of the excess
                                             and whether or not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--PRUDENTIAL UTILITY FUND CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of Prudential Utility Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchase $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                              CONTINGENT DEFERRED SALES CHARGE
                             AS A PERCENTAGE OF DOLLARS INVESTED
                                   OR REDEMPTION PROCEEDS
   YEAR SINCE PURCHASE     ---------------------------------------
      PAYMENT MADE         $500,001 TO $1 MILLION  OVER $1 MILLION
   -------------------     ----------------------  ---------------
First....................               3.0%              2.0%
Second...................               2.0%              1.0%
Third....................               1.0%              0  %
Fourth and thereafter....               0  %              0  %

    You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund in which they have invested at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF MONTHLY INVESTMENTS:                    $100,000   $150,000   $200,000   $250,000
------------------------------                    --------   --------   --------   --------
25 Years........................................   $  105     $  158     $  210     $  263
20 years........................................      170        255        340        424
15 years........................................      289        433        578        722
10 years........................................      547        820      1,093      1,366
 5 years........................................    1,361      2,041      2,721      3,402
See "Automatic Investment Plan."

------------

    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with the purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                      TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS                           PERSONAL
MADE OVER:                              SAVINGS                   IRA
-------------                           --------                --------
10 years................                $ 26,165                $ 31,291
15 years................                  44,675                  58,649
20 years................                  68,109                  98,846
25 years................                  97,780                 157,909
30 years................                 135,346                 244,692

------------

  (1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, a Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. A Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of a Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Fund's Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Fund's Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Board of Directors.

    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    Each Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of each Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

    Qualification of a Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and
(c) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code that may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

    Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

    Shareholders of a Fund electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends, unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency and gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

    A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Income received by a Fund from sources within foreign countries may be subject to wihtholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

    Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in a Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. Each Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                         P(1+T) TO THE POWER OF n = ERV

Where: P = a hypothetical initial payment of $1000.

       T = average annual total return.

       n = number of years.

       ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    Below are the average annual total returns for Prudential Utility Fund's share classes for the periods ended November 30, 1999.

                                                       1 YEAR    5 YEARS    10 YEARS    SINCE INCEPTION
                                                      --------   --------   --------   -----------------
Class A.............................................   (0.30)%    15.53%       N/A     11.57%  (1/22/90)
Class B.............................................   (0.81)     15.76      11.03%    15.75   (8/10/81)
Class C.............................................    2.15      15.63        N/A     13.50    (8/1/94)
Class Z.............................................    5.22        N/A        N/A     15.77    (3/1/96)

    No average annual total returns are provided for Prudential Financial Services Fund, Financial Health Sciences Fund or Prudential Technology Fund since they have not had investment operations for an entire year.

    AGGREGATE TOTAL RETURN. Each Fund also may advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for the Prudential Utility Fund's share classes for the periods ended November 30, 1999.

                                                     1 YEAR    5 YEARS    10 YEARS     SINCE INCEPTION
                                                    --------   --------   --------   -------------------
Class A...........................................    4.94%     116.62%       N/A     209.52%  (1/22/90)
Class B...........................................    4.19      108.83     184.77%   1,355.26  (8/10/81)
Class C...........................................    4.19      108.83        N/A       98.35   (8/1/94)
Class Z...........................................    5.22         N/A        N/A       73.12   (3/1/96)

    Below are the aggregate total returns for the other Funds' share classes for the period from June 30, 1999 (commencement of investment operations) through November 30, 1999.

                                                             PRUDENTIAL         PRUDENTIAL      PRUDENTIAL
                                                         FINANCIAL SERVICES   HEALTH SCIENCES   TECHNOLOGY
                                                                FUND               FUND            FUND
                                                         ------------------   ---------------   ----------
Class A................................................         (6.40)%             8.60%          37.59%
Class B................................................         (6.70)%             8.30%          37.19%
Class C................................................         (6.70)%             8.30%          37.19%
Class Z................................................         (6.30)%             8.80%          37.79%

    YIELD. Each Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)TO THE POWER OF 6 - 1]
                             cd

Where: a=dividends and interest earned during the period.
     b=expenses accrued for the period (net of reimbursements).
     c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d=the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by a Fund as to what an investment in the Fund will actually yield for any given period.

    Prudential Utility Fund's 30-day yields for the period ended December 31, 1999 were 1.90%, 1.27%, 1.25% and 2.25% for Class A, Class B, Class C and Class Z shares, respectively.

    ADVERTISING. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

    From time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE
COMPARISON OF DIFFERENT
TYPES OF INVESTMENTS
OVER THE LONG TERM
                         Common Stocks  Long-Term Gov't. Bonds  Inflation
(12/31/1925-12/31/1999)          11.4%                    5.1%       3.1%

------------
(1)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                                      PRUDENTIAL SECTOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS AS
OF NOVEMBER 30, 1999                  PRUDENTIAL FINANCIAL SERVICES FUND
----------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--99.3%
COMMON STOCKS
----------------------------------------------------------------
BANKS - MAJOR--20.7%
   51,800   Bank of America Corp.                  $   3,030,300
   16,800   Bank of New York Co., Inc.                   669,900
   34,700   Bank One Corp.                             1,223,175
    6,200   BB&T Corp.                                   199,175
   35,700   Chase Manhattan Corp.                      2,757,825
    5,500   Comerica, Inc.                               291,500
   31,600   First Union Corp.                          1,222,525
   60,301   FleetBoston Financial Corp.                2,280,132
   23,300   KeyCorp                                      629,100
   10,300   Mellon Financial Corp.                       375,306
    4,900   Morgan (J.P.) Securites, Inc.                644,350
   16,900   National City Corp.                          421,444
    8,800   PNC Bank Corp.                               490,600
    2,600   Republic New York Corp.                      183,788
    5,100   SouthTrust Corp.                             197,944
   80,700   Sovereign Bancorp, Inc.                      716,212
    2,700   State Street Corp.                           198,281
    7,800   Summit Bancorp.                              254,475
    8,000   SunTrust Banks, Inc.                         559,000
   84,200   U.S. Bancorp.                              2,878,587
    4,400   Wachovia Corp.                               340,725
   41,700   Wells Fargo & Co.                          1,939,050
                                                   -------------
                                                      21,503,394
----------------------------------------------------------------
BANKS - MID-SIZED--10.4%
    9,400   AmSouth Bancorp.                             212,088
   32,300   Bank United Corp.                          1,150,687
    2,600   Compass Bancshares, Inc.                      65,975
   65,000   Credit Lyonnais(a) (France)                2,171,896
    7,800   Fifth Third Bancorp.                         546,000
    3,300   First Security Corp.                          92,813
      200   First Virginia Banks, Inc.                     9,075
   19,336   Firstar Corp.                                502,736
  354,000   Hanvit Bank GDR(a)                         2,168,250
   24,600   Hibernia Corp.                               312,112
    1,600   Marshall & Ilsley Corp.                      107,100
    1,700   Mercantile Bankshares Corp.            $      58,491
    1,400   Northern Trust Corp.                         135,538
   39,700   Pacific Century Financial Corp.              779,112
    6,100   Regions Financial Corp.                      167,369
    2,800   Synovus Financial Corp.                       56,000
   49,300   Union Bank of California N.A.              2,172,281
    3,400   Union Planters Corp.                         144,925
                                                   -------------
                                                      10,852,448
----------------------------------------------------------------
BANKS - SMALLER--2.8%
    1,600   Associated BancCorp.                          62,500
      100   Banknorth Group, Inc.                          3,047
   95,800   BankUnited Financial Corp.(a)                835,256
   15,800   BostonFed Bancorp, Inc.                      258,725
      900   CCB Financial Corp.                           39,038
      500   Centura Banks, Inc.                           23,250
      200   Chittenden Corp.                               6,463
    3,900   City National Corp                           140,644
    2,000   Cullen/Frost Bankers, Inc.                    57,000
    2,200   FirstMerit Corp.                              57,131
    4,017   Hudson United Bancorp.                       124,025
      700   Keystone Financial, Inc.                      16,450
    6,800   North Fork Bancorp., Inc.                    136,850
   37,000   Philadelphia Consolidated Holding
               Corp.(a)                                  541,125
    6,100   Provident Bankshares Corp.                   120,856
    3,300   Provident Financial Group, Inc.              130,144
    9,200   Riggs National Corp.                         130,525
    1,400   Silicon Valley Bancshares                     51,537
    1,700   Susquehanna Bancshares, Inc.                  29,431
    1,900   Union Acceptance Corp.(a)                     14,131
      200   United Bankshares, Inc.                        4,950
    1,200   Whitney Holding Corp.                         45,600
    1,300   Zions Bancorp                                 83,931
                                                   -------------
                                                       2,912,609
----------------------------------------------------------------
FINANCIAL COMPANIES--23.4%
  331,000   Americredit Corp.(a)                       5,627,000
   17,300   Associates First Capital Corp.               575,225
   88,600   Capital One Financial Corp.                4,125,437

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-55

                                      PRUDENTIAL SECTOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS AS
OF NOVEMBER 30, 1999                  PRUDENTIAL FINANCIAL SERVICES FUND
------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
FINANCIAL COMPANIES (CONT'D.)
    4,700   Countrywide Credit Industries, Inc.    $     132,188
   25,700   Fannie Mae                                 1,712,263
   64,500   First Sierra Financial, Inc.(a)            1,374,656
   39,500   Freddie Mac                                1,950,312
   35,500   Hilb, Rogal & Hamilton Co.                   962,938
   12,600   Household International, Inc.                498,488
  125,800   MBNA Corp.                                 3,176,450
    7,000   Metris Cos., Inc.                            221,375
  123,000   Onyx Acceptance Corporation(a)               891,750
   63,700   SLM Holding Corp.                          3,157,131
                                                   -------------
                                                      24,405,213
----------------------------------------------------------------
FINANCIAL SERVICES - DIVERSIFIED--13.8%
   11,200   American Express Co.                       1,694,700
       30   Berkshire Hathaway, Inc. (Class
               A)(a)                                   1,719,000
      300   Berkshire Hathaway, Inc. (Class
               B)(a)                                     559,500
   90,000   Blackrock, Inc.(a)                         1,653,750
  111,200   Citigroup, Inc.                            5,990,900
   34,400   Providian Financial Corp.                  2,721,900
                                                   -------------
                                                      14,339,750
----------------------------------------------------------------
INSURANCE - ACCIDENT & HEALTH--1.0%
    4,600   Aflac, Inc.                                  220,225
    9,900   Torchmark Corp.                              314,325
   14,736   UnumProvident Corp.                          479,841
                                                   -------------
                                                       1,014,391
----------------------------------------------------------------
INSURANCE - BROKERS/SERVICES--0.6%
    4,900   Aon Corp.                                    174,869
      700   Blanch (E.W.) Holdings, Inc.                  40,600
    5,500   Marsh & McLennan Cos., Inc.                  432,437
                                                   -------------
                                                         647,906
----------------------------------------------------------------
INSURANCE - LIFE--2.7%
    6,600   American General Corp.                       483,863
   48,500   Conseco, Inc.                                982,125
    4,590   Delphi Financial Group, Inc.(a)              142,290
    1,200   Jefferson-Pilot Corp.                         81,450
    4,900   Lincoln National Corp.                 $     204,269
    1,000   Protective Life Corp.                         32,000
   23,500   Reinsurance Group of America, Inc.           721,156
    4,700   ReliaStar Financial Corp.                    204,450
                                                   -------------
                                                       2,851,603
----------------------------------------------------------------
INSURANCE - MULTI-LINE--5.9%
   32,700   Allstate Corp.                               856,331
   41,625   American International Group, Inc.         4,297,781
    4,400   CIGNA Corp.                                  361,900
   10,100   Hartford Financial Services Group,
               Inc.                                      471,544
      400   Old Kent Financial Corp.                      16,225
    2,500   SAFECO Corp.                                  59,219
    1,300   Unitrin, Inc.                                 48,506
                                                   -------------
                                                       6,111,506
----------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY--2.1%
    5,900   Allmerica Financial Corp.                    325,606
    7,000   American Financial Group, Inc.               188,562
    3,747   Chubb Corp.                                  200,699
      200   Cincinnati Financial Corp.                     6,700
    9,200   Everest Reinsurance Holdings, Inc.           218,500
   31,700   Fremont General Corp.                        160,481
    5,400   Loews Corp.                                  345,600
   19,400   Old Republic International Corp.             242,500
    7,900   Selective Insurance Group, Inc.              138,250
   12,900   St. Paul Cos., Inc.                          389,419
                                                   -------------
                                                       2,216,317
----------------------------------------------------------------
INSURANCE - SPECIALTY--1.4%
    6,300   Ambac Financial Group, Inc.                  343,350
    8,800   Enhance Financial Services Group,
               Inc.                                      150,700
    4,500   Fidelity National Financial, Inc.             67,781
    3,500   First American Financial Corp.                45,063
    7,400   MBIA, Inc.                                   370,000
    2,300   MGIC Investment Corp.                        129,950
      600   Radian Group, Inc.                            29,325
    5,450   The PMI Group, Inc.                          272,159
                                                   -------------
                                                       1,408,328

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-56

                                      PRUDENTIAL SECTOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS AS
OF NOVEMBER 30, 1999                  PRUDENTIAL FINANCIAL SERVICES FUND
------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
------------------------------------------------------------
INVESTMENT BANKERS/BROKERS/SERVICES--7.3%
    8,400   Bear Stearns & Co., Inc.               $     342,825
      300   Dain Rauscher Corp.                           14,606
    1,800   E* TRADE Group, Inc.(a)                       54,113
    1,700   Edwards (A.G.), Inc.                          50,575
   16,000   Goldman Sachs & Co.                        1,202,000
   26,100   Lehman Brothers, Inc.                      1,993,387
   10,500   Merrill Lynch, Pierce, Fenner &
               Smith, Inc.                               846,562
   16,800   Morgan Stanley Dean Witter                 2,026,500
    8,600   PaineWebber, Inc.                            337,013
      700   Raymond James Financial, Inc.                 13,169
   19,600   Schwab (Charles) Corp.                       743,575
                                                   -------------
                                                       7,624,325
----------------------------------------------------------------
INVESTMENT MANAGERS--0.4%
      700   Eaton Vance Corp.                             25,156
    6,500   Franklin Resources, Inc.                     204,344
    5,700   T. Rowe Price & Associates, Inc.             205,200
                                                   -------------
                                                         434,700
----------------------------------------------------------------
MISCELLANEOUS--1.8%
   18,100   First Data Corp.                             782,825
   36,700   Speedway Motorsports, Inc.(a)              1,048,244
                                                   -------------
                                                       1,831,069
----------------------------------------------------------------
SAVINGS & LOAN ASSOCIATIONS--5.0%
    8,600   Astoria Financial Corp.                      271,169
      200   Carolina First Corp.                           4,088
   54,695   Charter One Financial, Inc.(a)             1,186,198
    3,500   Commercial Federal Corp.               $      63,656
   17,000   Dime Bancorp, Inc.                           310,250
    2,700   Golden West Financial Corp.                  272,531
   10,500   GreenPoint Financial Corp.                   265,781
    6,000   MAF Bancorp., Inc.                           133,125
    1,000   TCF Financial Corp.                           28,313
   58,300   Washington Mutual, Inc.                    1,690,700
    7,800   Webster Financial Corp.                      207,675
   55,000   Westcorp                                     807,812
                                                   -------------
                                                       5,241,298
                                                   -------------
            Total long-term investments
               (cost $106,243,129)                   103,394,857
                                                   -------------
SHORT-TERM INVESTMENT--0.1%
----------------------------------------------------------------
PRINCIPAL AMOUNT
(000)
REPURCHASE AGREEMENT
$     114   Joint Repurchase Agreement Account,
               5.51%, 12/1/99
               (cost $114,000; Note 5)                   114,000
----------------------------------------------------------------
TOTAL INVESTMENTS--99.4%
            (cost $106,357,129; Note 4)              103,508,857
            Other assets in excess of
               liabilities--0.6%                         673,401
                                                   -------------
            Net Assets--100%                       $ 104,182,258
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-57

                                           PRUDENTIAL SECTOR FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES        PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

ASSETS                                                                                                      NOVEMBER 30, 1999
Investments, at value (cost $106,357,129)...............................................................        $ 103,508,857
Foreign currency, at value ($2,167,107).................................................................            2,106,788
Receivable for investments sold.........................................................................            1,733,275
Receivable for Fund shares sold.........................................................................              511,439
Prepaid expenses and other assets.......................................................................               87,686
Dividends and interest receivable.......................................................................               82,567
                                                                                                              -----------------
   Total assets.........................................................................................          108,030,612
                                                                                                              -----------------
LIABILITIES
Payable for investments purchased.......................................................................            2,288,991
Bank overdraft..........................................................................................              977,326
Payable for Fund shares reacquired......................................................................              296,777
Accrued expenses........................................................................................              163,077
Distribution fee payable................................................................................               69,506
Management fee payable..................................................................................               52,677
                                                                                                              -----------------
   Total liabilities....................................................................................            3,848,354
                                                                                                              -----------------
NET ASSETS..............................................................................................        $ 104,182,258
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     111,606
   Paid-in capital in excess of par.....................................................................          110,090,244
                                                                                                              -----------------
                                                                                                                  110,201,850
   Accumulated net realized loss on investments.........................................................           (3,111,001)
   Net unrealized depreciation on investments and foreign currencies....................................           (2,908,591)
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................        $ 104,182,258
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($22,050,199 / 2,356,793 shares of common stock issued and outstanding)...........................                $9.36
   Maximum sales charge (5% of offering price)..........................................................                  .49
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $9.85
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($50,252,013 / 5,387,808 shares of common stock issued and outstanding)...........................                $9.33
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($26,938,531 / 2,888,275 shares of common stock issued and outstanding)...........................                $9.33
   Sales charge (1% of offering price)..................................................................                  .09
                                                                                                              -----------------
   Offering price to public.............................................................................                $9.42
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,941,515 / 527,726 shares of common stock issued and outstanding)..............................                $9.36
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-58

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL FINANCIAL SERVICES FUND
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                               June 30, 1999(a)
                                                    Through
NET INVESTMENT LOSS                            November 30, 1999
Income
   Dividends................................      $   588,803
   Interest.................................           80,470
                                               -----------------
      Total income..........................          669,273
                                               -----------------
Expenses
   Management fee...........................          302,913
   Distribution fee--Class A................           22,399
   Distribution fee--Class B................          186,461
   Distribution fee--Class C................          106,852
   Transfer agent's fees and expenses.......           82,000
   Custodian's fees and expenses............           67,000
   Amortization of prepaid offering costs...           63,000
   Audit fee and expenses...................           26,000
   Reports to shareholders..................           17,000
   Legal fees and expenses..................           13,000
   Organizational expenses..................           12,500
   Directors' fees..........................           12,000
   Miscellaneous............................            1,736
                                               -----------------
      Total expenses........................          912,861
   Less: Management fee waiver..............          (60,582)
                                               -----------------
      Net expenses..........................          852,279
                                               -----------------
Net investment loss.........................         (183,006)
                                               -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions..................       (3,105,832)
   Foreign currency transactions............            1,381
                                               -----------------
                                                   (3,104,451)
                                               -----------------
Net unrealized depreciation on:
   Investments..............................       (2,848,272)
   Foreign currencies.......................          (60,319)
                                               -----------------
                                                   (2,908,591)
                                               -----------------
Net loss on investments and foreign
   currencies...............................       (6,013,042)
                                               -----------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS...................      $(6,196,048)
                                               -----------------
                                               -----------------
---------------
(a) Commencement of investment operations.

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL FINANCIAL SERVICES FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                             June 30, 1999(a)
INCREASE (DECREASE) IN                            Through
NET ASSETS                                   November 30, 1999
Operations
   Net investment loss.....................    $    (183,006)
   Net realized loss on investments and
      foreign currency transactions........       (3,104,451)
   Net unrealized depreciation of
      investments and foreign currency
      transactions.........................       (2,908,591)
                                             -----------------
   Net increase (decrease) in net assets
      resulting from operations............       (6,196,048)
                                             -----------------
Fund share transactions (net of share conversions) (Note 6)
   Net proceeds from shares sold...........      122,605,417
   Cost of shares reacquired...............      (12,227,111)
                                             -----------------
   Net increase in net assets from Fund
      share transactions...................      110,378,306
                                             -----------------
Total increase.............................      104,182,258
NET ASSETS
Beginning of period(a).....................               --
                                             -----------------
End of period..............................    $ 104,182,258
                                             -----------------
                                             -----------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-59

                                       PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS          PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
Prudential Sector Funds, Inc. (the 'Company'), formerly known as Prudential Utility Fund, Inc., is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four separate funds, one of which is Prudential Financial Services Fund (the 'Fund'). The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies that provide financial services.

--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange and NASDAQ National Market System securities are valued at the last sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.
--------------------------------------------------------------------------------

                                         PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income and distributions of net realized gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

OFFERING AND ORGANIZATION COSTS: The Fund incurred approximately $162,500 in connection with the organization of the Fund. Organization costs of $12,500 were expensed and offering costs of $150,000 are being amortized over a period of 12 months ending June 2000.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment loss by $183,006, increase accumulated net realized loss on investments by $6,550 and decrease paid-in-capital by $176,456 for realized foreign currency gains, a net operating loss and certain expenses not deductible for tax purposes during the period ended November 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund. PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $60,582 ($.005 per share) for the period ended November 30, 1999. The Fund is not required to reimburse PIFM for such waiver.

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of average daily net assets of the Class A shares and 1% of the average daily net assets of both the Class B and C shares for the period ended November 30, 1999.

PIMS has advised the Fund that it received approximately $682,100 and $296,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended November 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended November 30, 1999, it received approximately $51,200 and $17,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

--------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period
--------------------------------------------------------------------------------

                                     PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS        PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
ended November 30, 1999, the Fund incurred fees of approximately $75,100 for the services of PMFS. As of November 30, 1999, approximately $15,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended November 30, 1999, were $146,979,273 and $37,630,312, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $106,699,839 and, accordingly, net unrealized depreciation for federal income tax purposes was $3,190,982 (gross unrealized appreciation--$5,804,282; gross unrealized depreciation--$8,995,264).

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 1999, of approximately $2,019,000 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

The Fund will elect for United States federal income tax purposes, to treat net short-term capital losses of approximately $744,000 incurred in the one month ended November 30, 1999 as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Fund had a .02% undivided interest in the joint account. The undivided interest for the Fund represented $114,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co., Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Inc., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read, Inc., 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

--------------------------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a)through November 30, 1999:
Shares sold.....................     2,858,418    $    28,192,142
Shares reacquired...............      (502,545)        (4,744,998)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     2,355,873         23,447,144
Shares issued upon conversion
  from Class B..................           920              8,172
                                  ------------    ---------------
Net increase in shares
  outstanding...................     2,356,793    $    23,455,316
                                  ------------    ---------------
                                  ------------    ---------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------

                                   PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS      PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Class B                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a)through November 30, 1999:
Shares sold.....................     5,716,187    $    56,000,581
Shares reacquired...............      (327,458)        (3,022,153)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     5,388,729         52,978,428
Shares reacquired upon
  conversion into Class A.......          (921)            (8,172)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................     5,387,808    $    52,970,256
                                  ------------    ---------------
                                  ------------    ---------------
Class C
--------------------------------
June 30, 1999(a)through November 30, 1999:
Shares sold.....................     3,189,081    $    31,470,302
Shares reacquired...............      (300,806)        (2,814,482)
                                  ------------    ---------------
Net increase in shares
  outstanding...................     2,888,275    $    28,655,820
                                  ------------    ---------------
                                  ------------    ---------------
Class Z
--------------------------------
June 30, 1999(a)through November 30, 1999:
Shares sold.....................       703,918    $     6,942,392
Shares reacquired...............      (176,192)        (1,645,478)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       527,726    $     5,296,914
                                  ------------    ---------------
                                  ------------    ---------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------

                                     PRUDENTIAL SECTOR FUNDS, INC.
FINANCIAL HIGHLIGHTS                 PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                                                      Class A               Class B               Class C
                                                                 -----------------     -----------------     -----------------
                                                                 June 30, 1999(c)      June 30, 1999(c)      June 30, 1999(c)
                                                                      Through               Through               Through
                                                                 November 30, 1999     November 30, 1999     November 30, 1999
                                                                 -----------------     -----------------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................         $ 10.00               $ 10.00               $ 10.00
                                                                       ------                ------                ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).................................              --(b)               (.02)                 (.02)
Net realized and unrealized losses on investment and foreign
   currency transactions.....................................            (.64)                 (.65)                 (.65)
                                                                       ------                ------                ------
   Total from investment operations..........................            (.64)                 (.67)                 (.67)
                                                                       ------                ------                ------
Net asset value, end of period...............................         $  9.36               $  9.33               $  9.33
                                                                       ------                ------                ------
                                                                       ------                ------                ------
TOTAL RETURN(a)..............................................           (6.40)%               (6.70)%               (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................         $22,050               $50,252               $26,939
Average net assets (000).....................................         $21,235               $44,194               $25,325
Ratios to average net assets:(d)(e)
   Expenses, including distribution fees.....................            1.58%                 2.33%                 2.33%
   Expenses, excluding distribution fees.....................            1.33%                 1.33%                 1.33%
   Net investment income.....................................             .09%                 (.69)%                (.66)%
For Class A, B, C and Z shares:
   Portfolio turnover rate...................................              39%
                                                                    Class Z
                                                               -----------------
                                                               June 30, 1999(c)
                                                                    Through
                                                               November 30, 1999
                                                               -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $ 10.00
                                                                      -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss).................................           .01
Net realized and unrealized losses on investment and foreign
   currency transactions.....................................          (.65)
                                                                      -----
   Total from investment operations..........................          (.64)
                                                                      -----
Net asset value, end of period...............................       $  9.36
                                                                      -----
                                                                      -----
TOTAL RETURN(a)..............................................         (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $ 4,941
Average net assets (000).....................................       $ 4,972
Ratios to average net assets:(d)(e)
   Expenses, including distribution fees.....................          1.33%
   Expenses, excluding distribution fees.....................          1.33%
   Net investment income.....................................           .35%
For Class A, B, C and Z shares:
   Portfolio turnover rate...................................

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Less than $.005 per share. (c) Commencement of investment operations. (d) Net of management fee waiver.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-64

                                        PRUDENTIAL SECTOR FUNDS, INC.
REPORT OF INDEPENDENT ACCOUNTANTS       PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Financial Services Fund (the 'Fund') at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2000
--------------------------------------------------------------------------------

                                      PRUDENTIAL SECTOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS AS
OF NOVEMBER 30, 1999                  PRUDENTIAL HEALTH SCIENCES FUND
---------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--94.1%
COMMON STOCKS
---------------------------------------------------------------
BIOTECHNOLOGY--11.7%
  102,200   Amgen, Inc.(a)                         $  4,656,487
  319,900   Aviron(a)                                 5,138,394
    7,500   Bio-Technology General Corp.(a)              90,000
   13,600   Biogen, Inc.(a)                             993,650
   11,400   Chiron Corp.(a)                             374,062
    2,300   Enzo Biochem, Inc.(a)                        60,088
    7,800   Genentech, Inc.(a)                          669,825
   13,000   Genzyme Corp.(a)                            468,000
    1,600   Idec Pharmaceuticals Corp.(a)               202,800
    2,900   Incyte Pharmaceuticals, Inc.(a)              84,100
    3,600   Liposome Company, Inc.(a)                    44,775
    4,500   Organogenesis, Inc.(a)                       41,906
    2,500   Protein Design Labs, Inc.(a)                100,000
   50,900   QLT Photo Therapeutics, Inc.(a)           2,271,412
    2,900   Regeneron Pharmaceuticals, Inc.(a)           22,113
  238,800   ViroPharma Inc.(a)                        5,850,600
                                                   ------------
                                                     21,068,212
---------------------------------------------------------------
DRUG/MEDICAL/DENTAL DISTRIBUTION--0.2%
    1,500   DENTSPLY International, Inc.                 35,906
    2,700   Invacare Corp.                               56,869
    9,800   Sybron International Corp.(a)               240,713
                                                   ------------
                                                        333,488
---------------------------------------------------------------
HEALTHCARE INFORMATION SERVICES--1.4%
    2,600   Pharmaceutical Product Development,
              Inc.(a)                                    32,175
    4,200   Rural/Metro Corp.(a)                         23,888
   73,000   SciQuest.com, Inc.(a)                     2,409,000
                                                   ------------
                                                      2,465,063
---------------------------------------------------------------
HOSPITAL MANAGEMENT--5.0%
    8,000   Aetna, Inc.                                 437,000
   87,000   Allscripts Inc.(a)                        3,142,875
    7,900   Beverly Enterprises, Inc.(a)                 31,600
   34,300   Columbia/HCA Healthcare Corp.          $    934,675
    4,000   Covance, Inc.(a)                             43,500
    4,700   Coventry Health Care, Inc.(a)                27,025
    2,600   Express Scripts, Inc.(a)                    131,950
    6,800   First Health Group Corp.(a)                 171,275
    9,500   Foundation Health Systems, Inc.(a)           80,156
   21,000   Health Management Associates,
              Inc.(a)                                   258,562
    5,500   Humana, Inc.                                 38,500
    5,200   Integrated Health Services, Inc.              1,950
   14,800   Lincare Holdings, Inc.(a)                   419,950
   13,100   Magellan Health Services, Inc.(a)            81,875
    6,800   Manor Care, Inc.(a)                         136,425
    4,000   Orthodontic Centers of America,
              Inc.(a)                                    48,750
   45,200   Oxford Health Plans, Inc.(a)                662,462
    1,900   Pacificare Health Systems, Inc.(a)           88,944
    4,000   Parexel International Corp.(a)               48,000
    1,700   Pediatrix Medical Group, Inc.(a)             13,175
    6,600   PhyCor, Inc.(a)                               9,900
    3,200   Renal Care Group, Inc.(a)                    65,600
    2,100   Sierra Health Services, Inc.(a)              19,688
   15,600   Tenet Healthcare Corp.(a)                   348,075
   15,800   Trigon Healthcare, Inc.(a)                  465,113
   17,200   United Healthcare Corp.                     893,325
    2,100   Universal Health Services, Inc.              69,169
    4,200   US Oncology, Inc.(a)                         19,819
    7,200   Wellpoint Health Networks, Inc.(a)          414,450
                                                   ------------
                                                      9,103,788
---------------------------------------------------------------
MEDICAL DEVICES/EQUIPMENT--3.6%
    3,900   Allergan, Inc.                              383,662
      600   Bausch & Lomb, Inc.                          32,888
    4,300   Beckman Coulter, Inc.                       205,325
    6,900   Biomet, Inc.(a)                             218,644
   20,300   Boston Scientific Corp.(a)                  428,837
    1,700   Datascope Corp.                              63,059
   15,900   Guidant Corp.                               795,000
   65,272   Medtronic, Inc.                           2,537,449
    2,900   Sola International, Inc.(a)                  41,325

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-66

                                   PRUDENTIAL SECTOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS AS
OF NOVEMBER 30, 1999               PRUDENTIAL HEALTH SCIENCES FUND
------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
---------------------------------------------------------------
MEDICAL DEVICES/EQUIPMENT (CONT'D.)
      200   Spacelabs Medical, Inc.(a)             $      2,775
    3,700   Summit Technology, Inc.(a)                   70,994
   22,200   Visx, Inc.(a)                             1,721,887
    1,800   Wesley Jessen Visioncare, Inc.(a)            51,413
                                                   ------------
                                                      6,553,258
---------------------------------------------------------------
MEDICAL SPECIALTIES--8.3%
    2,500   Acuson Corp.(a)                              28,906
    4,500   Adac Laboratories                            52,594
    3,700   Alza Corp.(a)                               159,794
    3,400   Bard (C.R.), Inc.                           184,662
   17,200   Baxter International, Inc.                1,162,075
    9,300   Becton, Dickinson & Co.                     253,425
    2,200   Cooper Company, Inc.                         55,550
  306,300   Cygnus Inc.(a)                            3,043,856
    1,700   Diagnostic Products Corp.                    42,819
    2,300   Hanger Orthopedic Group, Inc.(a)             23,575
    3,800   Idexx Laboratories, Inc.(a)                  70,300
   84,942   Johnson & Johnson                         8,812,732
   13,300   Mallinckrodt, Inc.                          442,225
    2,800   Mentor Corp.                                 65,450
    3,600   Respironics, Inc.(a)                         28,575
    5,400   Safeskin Corp.(a)                            65,475
   11,600   STERIS Corp.(a)                             150,800
    4,800   Stryker Corp.                               273,300
    3,300   Varian Medical Systems, Inc.                 86,213
                                                   ------------
                                                     15,002,326
---------------------------------------------------------------
PHARMACEUTICALS--63.9%
   94,600   Abbott Laboratories                       3,594,800
    2,400   Alpharma, Inc.                               76,800
  203,900   American Home Products Corp.             10,602,800
    2,100   Barr Laboratories, Inc.(a)             $     66,150
    2,800   Biomatrix, Inc.(a)                           65,800
  204,800   Bristol-Myers Squibb Co.                 14,963,200
    3,600   Cephalon, Inc.(a)                            80,100
    3,700   Cor Therapeutics, Inc.(a)                    73,075
    5,400   Dura Pharmaceuticals, Inc.(a)                70,369
   58,900   Forest Laboratories, Inc.(a)              3,014,944
      900   Gilead Sciences, Inc.(a)                     43,200
  116,700   Glaxo Wellcome PLC, ADR (United
              Kingdom)                                6,936,356
   11,200   Ivax Corp.                                  227,500
    3,600   Jones Pharma, Inc.                          124,650
  146,100   Lilly (Eli) & Co.                        10,482,675
   33,065   Medimmune, Inc.(a)                        3,974,000
  197,500   Merck & Co., Inc.                        15,503,750
    3,600   North American Vaccine, Inc.(a)              19,800
  467,000   Pfizer, Inc.                             16,899,562
   29,200   Pharmacia & Upjohn, Inc.                  1,596,875
    3,300   Roberts Pharmaceutical Corp.(a)             106,631
   99,000   Schering-Plough Corp.                     5,061,375
   44,500   Sepracor, Inc.(a)                         4,322,062
      900   Syncor International Corp.(a)                25,256
   61,700   Transkaryotic Therapies, Inc.(a)          2,834,344
   63,400   Vertex Pharmaceuticals, Inc.(a)           1,684,063
  145,000   Warner-Lambert Co.                       13,004,687
    1,000   Watson Pharmaceuticals, Inc.(a)              37,188
                                                   ------------
                                                    115,492,012
                                                   ------------
            Total long-term investments
              (cost $156,886,490)                   170,018,147
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-67

                                  PRUDENTIAL SECTOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS AS
OF NOVEMBER 30, 1999              PRUDENTIAL HEALTH SCIENCES FUND
------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
---------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.2%
---------------------------------------------------------------
CORPORATE BONDS--6.0%
$   4,316   General Electric Capital Corp.
              5.50%, 12/1/99                       $  4,316,000
    2,000   General Motors Acceptance Corp.
              5.00%, 12/1/99                          2,000,000
    4,500   Ford Motor Credit Corp.
              5.51%, 12/1/99                          4,500,000
                                                   ------------
            Total corporate bonds
              (cost $10,816,000)                     10,816,000
---------------------------------------------------------------
REPURCHASE AGREEMENT--0.2%
      291   Joint Repurchase Agreement Account,
              5.51%, 12/1/99
              (cost $291,000)                           291,000
                                                   ------------
            Total short-term investments
              (cost $11,107,000)                     11,107,000
                                                   ------------
---------------------------------------------------------------
TOTAL INVESTMENTS--100.3%
            (cost $167,993,490; Note 4)             181,125,147
            Liabilities in excess of
              other assets--(0.3%)                     (486,627)
                                                   ------------
            Net Assets--100%                       $180,638,520
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-68

                                         PRUDENTIAL SECTOR FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES      PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

ASSETS                                                                                                      NOVEMBER 30, 1999
Investments, at value (cost $167,993,490)...............................................................        $ 181,125,147
Cash....................................................................................................                3,894
Receivable for Fund shares shold........................................................................            1,011,125
Receivable for investments sold.........................................................................            1,006,403
Dividends and interest receivable.......................................................................              149,074
Deferred offering costs and other assets................................................................               87,937
                                                                                                              -----------------
   Total assets.........................................................................................          183,383,580
                                                                                                              -----------------
LIABILITIES
Payable for investments purchased.......................................................................            1,908,801
Payable for Fund shares repurchased.....................................................................              318,438
Accrued expenses........................................................................................              315,475
Distribution fees payable...............................................................................              115,772
Management fee payable..................................................................................               86,574
                                                                                                              -----------------
   Total liabilities....................................................................................            2,745,060
                                                                                                              -----------------
NET ASSETS..............................................................................................        $ 180,638,520
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     166,653
   Paid-in capital in excess of par.....................................................................          166,034,666
                                                                                                              -----------------
                                                                                                                  166,201,319
   Accumulated net realized gain on investments.........................................................            1,305,544
   Net unrealized appreciation on investments...........................................................           13,131,657
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................        $ 180,638,520
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($36,645,407 / 3,372,849 shares of common stock issued and outstanding)...........................               $10.86
   Maximum sales charge (5% of offering price)..........................................................                 0.57
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $11.43
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($89,061,032 / 8,223,673 shares of common stock issued and outstanding)...........................               $10.83
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($46,550,746 / 4,298,411 shares of common stock issued and outstanding)...........................               $10.83
   Sales charge (1% of offering price)..................................................................                 0.11
                                                                                                              -----------------
   Offering price to public.............................................................................               $10.94
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($8,381,335 / 770,379 shares of common stock issued and outstanding)..............................               $10.88
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-69

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL HEALTH SCIENCES FUND
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                            June 30, 1999(a)
                                                 Through
NET INVESTMENT INCOME                       November 30, 1999
Income
   Dividends (net of foreign witholding
      tax of $6,224).....................           550,793
   Interest..............................           204,475
                                            -----------------
   Total income..........................           755,268
                                            -----------------
Expenses
   Management fee........................           488,906
   Distribution fee--Class A.............            33,788
   Distribution fee--Class B.............           314,109
   Distribution fee--Class C.............           173,368
   Registration fees.....................           188,000
   Transfer agent's fees and expenses....           108,000
   Reports to shareholders...............            67,000
   Custodian's fees and expenses.........            65,000
   Audit fee and expenses................            25,000
   Legal fees and expenses...............            12,500
   Organizational expenses...............            12,500
   Directors' fees.......................             2,000
   Miscellaneous.........................             5,259
                                            -----------------
      Total expenses.....................         1,495,430
   Less: Management fee waiver (Note
      2).................................           (97,781)
                                            -----------------
      Net expenses.......................         1,397,649
                                            -----------------
Net investment loss......................          (642,381)
                                            -----------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain on investment
   transactions..........................         1,720,697
Net change in unrealized appreciation on
   investments...........................        13,131,657
                                            -----------------
Net gain on investments..................        14,852,354
                                            -----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS................     $  14,209,973
                                            -----------------
                                            -----------------
---------------
(a) Commencement of investment operations.

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL HEALTH SCIENCES FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                               June 30, 1999(a)
INCREASE                                            Through
IN NET ASSETS                                  November 30, 1999
Operations
   Net investment loss.......................    $    (642,381)
   Net realized gain on investments..........        1,720,697
   Net change in unrealized appreciation on
      investments............................       13,131,657
                                               -----------------
   Net increase in net assets resulting from
      operations.............................       14,209,973
                                               -----------------
Fund share transactions
   Net proceeds from shares sold.............      180,151,042
   Cost of shares reacquired.................      (13,722,495)
                                               -----------------
   Net increase in net assets from Fund share
      transactions...........................      166,428,547
                                               -----------------
Total increase...............................      180,638,520
NET ASSETS
Beginning of period..........................        --
                                               -----------------
End of period................................    $ 180,638,520
                                               -----------------
                                               -----------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-70

                                           PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Prudential Sector Funds, Inc. (the "Company") formerly Prudential Utility Fund, Inc. is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four separate funds, one of which is Prudential Health Sciences Fund (the "Fund"). Investment operations commenced on June 30, 1999. The Fund is non-diversified and it's investment objective is long-term capital appreciation which is sought by investing primarily in equity-related securities of U.S. companies engaged in the drug, health care, medicine, medical device and biotechnology group of industries.

------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities listed on a securities exchange and NASDAQ National Market System securities are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principal market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

OFFERING AND ORGANIZATION COSTS: The Fund incurred approximately $162,500 in connection with the organization of the Fund. Organization costs of $12,500 were expensed and offering costs of $150,000 are being amortized over a period of 12 months ending June 2000.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Company accounts and reports for distributions to shareholders in accordance with "Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by
--------------------------------------------------------------------------------

                                       PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS          PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Investment Companies." The effect on the Fund of applying this statement was to decrease accumulated net investment loss by $642,381, decrease paid in capital in excess of par by $227,228 and decrease accumulated net realized gain on investments by $415,153 due to a tax operating loss and certain expenses not deductible for tax purposes. Net investment loss, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreements with The Prudential Investment Corporation ("PIC") and Jennison Associates LLC ("Jennison"). Each subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets. PIC is reimbursed by PIFM for its reasonable costs and expenses incurred in providing services to a portion of the Fund's assets. Jennison is compensated by PIFM for its services at the rate of .30 of 1% of the average daily net assets of the portion of the Fund that Jennison manages up to and including $300 million and .25 of 1% of such average daily net assets in excess of $300 million.

PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $97,781 ($.0059 per share) for the period ended November 30, 1999. The Fund is not required to reimburse PIFM for such waiver.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30% of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period ended November 30, 1999.

PIMS has advised the Fund that it received approximately $938,000 and $438,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the period ended November 30, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended November 30, 1999, it received approximately $68,500 and $23,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period ended November 30, 1999, the Fund incurred fees of approximately $99,000 for the services of PMFS. As of November 30, 1999, approximately $21,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended November 30, 1999 were $246,192,576 and $91,026,783, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $169,481,246 and, accordingly, net unrealized appreciation for federal income tax purposes was $11,643,901 (gross unrealized appreciation--$16,467,387; gross unrealized depreciation--$4,823,486).

------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the
--------------------------------------------------------------------------------
                                      B-72

                                         PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Fund has a 0.04% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $291,000 principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:

Bear, Stearns & Co. Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Inc., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares. As of November 30, 1999 PIFM owned 10 Class A shares, 10 Class B shares, 10 Class C shares and 10 Class Z shares.

Transactions in shares of common stock were as follows:

Class A                                   SHARES       AMOUNT
---------------------------------------  ---------   -----------
June 30, 1999(a) through November 30, 1999:
Shares sold............................  3,887,815   $38,863,218
Shares reacquired......................   (517,941)   (5,221,019)
                                         ---------   -----------
Net increase in shares outstanding
  before conversion....................  3,369,874    33,642,199
Shares issued upon conversion from
  Class B..............................      2,975        30,317
                                         ---------   -----------
Net increase in shares outstanding.....  3,372,849   $33,672,516
                                         ---------   -----------
                                         ---------   -----------
Class B
---------------------------------------
June 30, 1999(a) through November 30, 1999:
Shares sold............................  8,576,932   $85,677,986
Shares reacquired......................   (350,278)   (3,570,092)
                                         ---------   -----------
Net increase in shares outstanding
  before conversion....................  8,226,654    82,107,894
Shares reacquired upon conversion into
  Class A..............................     (2,981)      (30,317)
                                         ---------   -----------
Net increase in shares outstanding.....  8,223,673   $82,077,577
                                         ---------   -----------
                                         ---------   -----------
Class C
---------------------------------------
June 30, 1999(a) through November 30, 1999:
Shares sold............................  4,638,743   $46,390,371
Shares reacquired......................   (340,332)   (3,446,453)
                                         ---------   -----------
Net increase in shares outstanding.....  4,298,411   $42,943,918
                                         ---------   -----------
                                         ---------   -----------
Class Z
---------------------------------------
June 30, 1999(a) through November 30, 1999:
Shares sold............................    917,727   $ 9,219,467
Shares reacquired......................   (147,348)   (1,484,931)
                                         ---------   -----------
Net increase in shares outstanding.....    770,379   $ 7,734,536
                                         ---------   -----------
                                         ---------   -----------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                      B-73

                                      PRUDENTIAL SECTOR FUNDS, INC.
FINANCIAL HIGHLIGHTS                  PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                                    Class A              Class B              Class C
                                                                ----------------     ----------------     ----------------
                                                                June 30, 1999(b)     June 30, 1999(b)     June 30, 1999(b)
                                                                    Through              Through              Through
                                                                  November 30,         November 30,         November 30,
                                                                      1999                 1999                 1999
                                                                ----------------     ----------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $  10.00             $  10.00             $  10.00
                                                                      ------               ------               ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d).......................................           (.02)                (.05)                (.05)
Net realized and unrealized gain on investment
   transactions..............................................            .88                  .88                  .88
                                                                      ------               ------               ------
   Total from investment operations..........................            .86                  .83                  .83
                                                                      ------               ------               ------
Net asset value, end of period...............................       $  10.86             $  10.83             $  10.83
                                                                      ------               ------               ------
                                                                      ------               ------               ------
TOTAL RETURN(a):.............................................           8.60%                8.30%                8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $ 36,646             $ 89,061             $ 46,551
Average net assets (000).....................................       $ 32,032             $ 74,448             $ 41,090
Ratios to average net assets(c)/(d):
   Expenses, including distribution fees.....................           1.59%                2.34%                2.34%
   Expenses, excluding distribution fees.....................           1.34%                1.34%                1.34%
   Net investment loss.......................................           (.43)%              (1.20)%              (1.18)%
Portfolio turnover rate......................................             61%                  61%                  61%

                                                                   Class Z
                                                               ----------------
                                                               June 30, 1999(b)
                                                                   Through
                                                                 November 30,
                                                                     1999
                                                               ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $10.00
                                                                     -----
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d).......................................         (.01)
Net realized and unrealized gain on investment
   transactions..............................................          .89
                                                                     -----
   Total from investment operations..........................          .88
                                                                     -----
Net asset value, end of period...............................       $10.88
                                                                     -----
                                                                     -----
TOTAL RETURN(a):.............................................         8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $8,381
Average net assets (000).....................................       $6,932
Ratios to average net assets(c)/(d):
   Expenses, including distribution fees.....................         1.34%
   Expenses, excluding distribution fees.....................         1.34%
   Net investment loss.......................................         (.20)%
Portfolio turnover rate......................................           61%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations. (c) Annualized. (d) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-74

                                             PRUDENTIALSECTOR FUNDS, INC.
REPORT OF INDEPENDENT ACCOUNTANTS            PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund (the "Fund") at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2000
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS AS OF                    PRUDENTIAL SECTOR FUNDS, INC.
NOVEMBER 30, 1999                                 PRUDENTIAL TECHNOLOGY FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--99.7%
COMMON STOCKS
---------------------------------------------------------------
BROADCASTING--1.5%
   20,000   AT&T Corp. - Liberty Media Group,
               Class A(a)                          $    836,250
   68,300   CBS Corp.(a)                              3,551,600
                                                   ------------
                                                      4,387,850
---------------------------------------------------------------
COMPUTER HARDWARE--9.4%
    6,100   Apple Computer, Inc.(a)                     597,037
   96,800   Dell Computer Corp.(a)                    4,162,400
   12,200   Eastman Kodak Co.                           754,875
   14,800   Gateway, Inc.(a)                          1,130,350
   43,400   Hewlett-Packard Co.                       4,117,575
   77,700   International Business Machines
               Corp.                                  8,007,956
      200   Kronos, Inc.                                 10,375
      600   Kulicke & Soffa Industries(a)                21,413
    5,100   Lexmark International Group, Inc.(a)        423,300
      300   Micros Systems, Inc.(a)                      15,169
    1,400   S3, Inc.(a)                                  11,725
    4,000   Storage Technology Corp.(a)                  79,000
   34,500   Sun Microsystems, Inc.(a)                 4,562,625
    1,800   Tektronix, Inc.                              61,200
   82,200   Teradyne, Inc.(a)                         3,580,837
      200   Watkins Johnson Co.                           7,763
   22,200   Xerox Corp.                                 600,787
      900   Zebra Technologies Corp.(a)                  54,338
                                                   ------------
                                                     28,198,725
---------------------------------------------------------------
COMPUTER SERVICES--6.4%
      700   Affiliated Computer Services,
               Inc.(a)                                   26,206
    6,000   Ceridian Corp.(a)                           129,750
   75,300   Checkfree Holdings Corp.(a)               4,946,269
    1,400   Ciber, Inc.(a)                               29,838
    5,300   Comdisco, Inc.                              127,863
   51,100   Compaq Computer Corp.                     1,248,756
    5,400   Computer Sciences Corp.(a)                  352,350
   21,600   Concord Communications, Inc.(a)             572,400
      600   DBT Online, Inc.(a)                          11,550
    2,500   DST Systems, Inc.(a)                   $    157,344
   20,500   Electronic Data Systems Corp.             1,318,406
    5,900   Equifax, Inc.                               146,025
      400   Factset Research Systems, Inc.               24,800
   12,400   Gemstar International Group Ltd.(a)       1,398,100
    1,400   Imation Corp.(a)                             45,063
   24,000   Knight Trimark Group, Inc.(a)               988,500
      400   Lason, Inc.(a)                                9,750
      900   Medquis, Inc.(a)                             25,650
    1,200   National Computer Systems, Inc.              46,050
      800   National Data Corp.                          26,200
   13,500   Paychex, Inc.                               539,156
    2,100   PE Corp.                                    171,412
   61,300   Plexus Corp.(a)                           2,413,687
      200   QRS Corp.(a)                                 11,625
   27,500   Safeguard Scientifics, Inc.(a)            3,055,937
    5,100   Sapient Corp.(a)                            395,250
    2,200   Shared Medical Systems Corp.                 96,250
   12,400   Sykes Enterprises, Inc.(a)                  495,225
    1,100   Technology Solutions Co.(a)                  30,113
      700   The BISYS Group, Inc.(a)                     40,556
   12,900   Unisys Corp.(a)                             370,875
    1,800   Whittman-Hart, Inc.(a)                      110,588
                                                   ------------
                                                     19,361,544
---------------------------------------------------------------
COMPUTER SOFTWARE--26.3%
    5,600   Adobe Systems, Inc.                         384,650
   95,800   BMC Software, Inc.(a)                     6,975,437
    1,600   Cambridge Technology Partners,
               Inc.(a)                                   23,000
    8,100   Citrix Systems, Inc.(a)                     768,487
      700   Clarify, Inc.(a)                             65,242
   28,500   Computer Associates International,
               Inc.                                   1,852,500
   25,500   Compuware Corp.(a)                          862,219
    1,000   Dendrite International, Inc.(a)              27,500
   20,600   Electronic Arts, Inc.(a)                  2,160,425
   43,100   EMC Corp.(a)                              3,601,544
      300   Filenet Corp.(a)                              6,000
      900   Harbinger Corp.(a)                           15,806
      400   Henry Jack & Associates                      15,825

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-76

PORTFOLIO OF INVESTMENTS AS OF                    PRUDENTIAL SECTOR FUNDS, INC.
NOVEMBER 30, 1999                                 PRUDENTIAL TECHNOLOGY FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
---------------------------------------------------------------
COMPUTER SOFTWARE (CONT'D.)
      600   HNC Software, Inc.(a)                  $     42,600
      700   Hyperion Solutions Corp.(a)                  19,163
   30,000   I2 Technologies, Inc.(a)                  2,550,000
      300   Intermediate Telephone, Inc.                  5,981
   34,100   Intertrust Technologies Corp.(a)          4,383,981
   55,500   Intuit, Inc.(a)                           2,775,000
    4,800   Keane, Inc.                                 129,600
    1,300   Macromedia, Inc.(a)                          85,475
    2,300   Mentor Graphics Corp.(a)                     20,700
    1,200   Mercury Interactive Corp.(a)                 99,750
    1,400   Metasolv Software, Inc.(a)                   86,363
  284,000   Microsoft Corp.(a)                       25,857,312
   24,400   Microstrategy, Inc.(a)                    2,989,000
    1,400   National Instruments Corp.(a)                42,000
    2,900   Novell, Inc.(a)                              56,731
  164,500   Oracle Corp.(a)                          11,155,156
    2,100   Peoplesoft, Inc.(a)                          39,506
    4,400   Phone.Com, Inc.(a)                          638,000
    1,300   Policy Management Systems(a)                 26,163
      300   Progress Software Corp.(a)                   11,963
   27,000   Rational Software Corp.(a)                1,380,375
    4,900   RealNetworks, Inc.(a)                       683,550
      600   Remedy Corp.(a)                              20,925
    9,500   Siebel Systems, Inc.(a)                     666,187
    5,700   Structural Dynamics Research(a)              60,741
   92,400   Veritas Software Corp.(a)                 8,460,375
      400   Verity, Inc.(a)                              41,388
      800   Visio Corp.(a)                               28,700
                                                   ------------
                                                     79,115,320
---------------------------------------------------------------
DATA PROCESSING & REPRODUCTION--3.4%
  111,400   American Management Systems, Inc.(a)      3,272,375
   25,200   Automatic Data Processing, Inc.           1,244,250
      200   Fair Issac & Co., Inc.                        8,500
   16,900   First Data Corp.                            730,925
    8,600   Fiserv, Inc.(a)                             305,300
  256,300   Informix Corp.(a)                         2,819,300
   76,600   Tech Data Corp.(a)                        1,876,700
                                                   ------------
                                                     10,257,350
ELECTRONIC COMPONENTS--17.2%
      900   Advanced Micro Devices, Inc.(a)        $     25,425
      500   Alpha Industries, Inc.(a)                    30,250
   14,700   Altera Corp.(a)                             791,962
   20,000   Anadigics, Inc.(a)                          900,000
   30,900   Analog Devices, Inc.(a)                   1,774,819
      400   Analogic Corp.                               11,938
   19,700   Applied Materials, Inc.(a)                1,919,519
    4,600   Applied Power, Inc.                         146,913
    3,900   Arrow Electronics, Inc.(a)                   89,213
   11,500   Atmel Corp.(a)                              515,344
    1,769   Avnet, Inc.                                  97,184
    1,000   Burr-Brown Corp.(a)                          44,313
    1,200   C-Cube Microsystems, Inc.(a)                 53,719
      700   Coherent, Inc.(a)                            18,550
   39,800   Conexant Systems, Inc.(a)                 2,358,150
    4,300   Cypress Semiconductor Corp.(a)              117,175
      800   Dallas Semiconductor Corp.                   46,150
   46,000   Digital River, Inc.(a)                    1,403,000
      600   Electroglas, Inc.(a)                         17,081
      700   Etec Systems, Inc.(a)                        30,100
   11,500   Flextronics International Ltd.(a)           953,781
   52,800   Galileo Technology Ltd.(a)                1,204,500
    1,200   General Semiconductor, Inc.                  16,500
      200   Gerber Scientific, Inc.                       3,850
      600   Helix Technology Corp.                       24,291
      300   Hutchinson Technology(a)                      5,550
    4,400   Integrated Device Technology,
               Inc.(a)                                  103,675
  197,100   Intel Corp.                              15,115,106
    1,400   International Rectifier Corp.(a)             28,350
      500   Kent Electronics Corp.(a)                    11,469
   24,300   KLA-Tencor Corp.(a)                       2,054,869
   51,300   Lattice Semiconductor Corp.(a)            2,295,675
    8,100   Linear Technology Corp.                     575,606
    1,800   Litton Industries, Inc.(a)                   80,663
   65,400   LSI Logic Corp.(a)                        3,952,612
   32,000   Maxim Integrated Products(a)              2,570,000
    1,000   Methode Eletronics, Inc., Class A            27,000
    1,200   Micrel, Inc.(a)                              59,100
    8,500   Microchip Technology, Inc.(a)               538,687
   11,100   Micron Technology, Inc.(a)                  745,087
   52,800   National Semiconductor Corp.(a)           2,244,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-77

PORTFOLIO OF INVESTMENTS AS OF                    PRUDENTIAL SECTOR FUNDS, INC.
NOVEMBER 30, 1999                                 PRUDENTIAL TECHNOLOGY FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
---------------------------------------------------------------
ELECTRONIC COMPONENTS (CONT'D.)
    6,600   Novellus Systems, Inc.(a)              $    542,025
   10,300   Photronics, Inc.(a)                         248,488
    3,100   Qlogic Corp.(a)                             350,687
   16,200   Raytheon Co.(a)                             497,137
    3,400   SDL, Inc.(a)                                553,350
    7,900   Seagate Technology, Inc.(a)                 292,300
      400   Silicon Valley Group, Inc.(a)                 5,725
      100   Speedfam-Ipec, Inc.(a)                        1,188
    8,400   Synopsys, Inc.(a)                           607,950
   28,752   Texas Instruments, Inc.                   2,761,989
      800   Trimble Navigation Ltd.(a)                   13,500
      100   Ultratech Stepper, Inc.(a)                    1,894
   35,300   Veeco Instruments, Inc.(a)                1,460,537
    8,200   Vitesse Semiconductor Corp.(a)              369,512
    3,000   W.W. Grainger, Inc.                         141,375
    5,900   Waters Corp.(a)                             289,100
    8,000   Xilinx, Inc.(a)                             716,000
                                                   ------------
                                                     51,853,933
---------------------------------------------------------------
INTERNET--8.0%
  179,300   America Online, Inc.(a)                  13,032,869
   62,100   At Home Corp.(a)                          3,011,850
   18,900   Covad Communications Group(a)               981,619
   10,000   Go2Net, Inc.(a)                             730,625
   11,100   Internet Capital Group, Inc.(a)           1,864,800
    6,300   Intervu, Inc.(a)                            392,175
   22,000   Media Metrix, Inc.(a)                       814,000
   16,600   Network Solutions, Inc.(a)                2,488,962
      700   Retek, Inc.(a)                               47,469
    1,000   RSA Security, Inc.(a)                        37,250
   20,300   Spyglass, Inc.(a)                           576,012
                                                   ------------
                                                     23,977,631
---------------------------------------------------------------
NETWORKING--9.8%
   18,000   3Com Corp.(a)                               716,625
    7,700   Adaptec, Inc.(a)                            414,838
    1,200   Anixter International, Inc.(a)               24,450
      100   Apex, Inc.(a)                                 2,350
      100   Auspex Sys, Inc.(a)                           1,225
    3,300   C Cor.Net Corp.(a)                     $    168,506
      400   Cable Design Technologies(a)                  9,575
      500   Cabletron Systems(a)                         11,469
   30,800   CIENA Corp.(a)                            1,353,275
  185,800   Cisco Systems, Inc.(a)                   16,571,037
      200   Concord Communications, Inc.(a)              10,700
    7,500   Extreme Networks, Inc.(a)                   497,813
    1,700   Finistar Corp.(a)                           195,925
    4,400   Ikon Office Solutions, Inc.                  29,425
   31,400   JDS Uniphase Corp.(a)                     7,182,750
    6,200   Legato Systems, Inc.(a)                     418,694
   35,000   MMC Networks, Inc.                          689,062
    4,700   Network Appliance, Inc.(a)                  553,131
    2,600   Sycamore Networks, Inc.(a)                  577,200
      700   Xircom, Inc.(a)                              36,750
                                                   ------------
                                                     29,464,800
---------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.4%
   84,700   Global Telesystems Group, Inc.(a)         2,705,106
   49,300   GST Telecommunications, Inc.(a)             422,131
      300   Intervoice-Brite, Inc.(a)                     4,519
   28,000   MCI WorldCom, Inc.(a)                     2,315,250
   92,200   Motorola, Inc.                           10,533,850
   10,850   Pac-West Telecomm, Inc.(a)                  276,675
                                                   ------------
                                                     16,257,531
---------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT--12.3%
      200   Adaptive Broadband Corp.(a)                   7,950
   12,900   ADC Telecommunications, Inc.(a)             687,731
   11,600   Adtran, Inc.(a)                             452,400
      700   Allen Telecom, Inc.(a)                        6,563
    1,100   Aspect Communications Corp.(a)               36,300
      900   Billing Concepts Corp.(a)                     4,978
      200   Brightpoint, Inc.(a)                          2,213
  318,100   Cellstar Corp.(a)                         3,061,712
    1,600   Commscope, Inc.(a)                           67,400
   49,100   Comverse Technology, Inc.(a)              5,934,962
    1,700   Digital Microwave Corp.(a)                   26,775
    6,800   General Instrument Corp.(a)                 445,400
    2,100   Harris Corp.                                 44,100
  129,700   Lucent Technologies, Inc.                 9,476,206

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-78

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1999
------------------------------------------------------------

SHARES       DESCRIPTION                          VALUE (NOTE 1)
------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (CONT'D.)
    9,200   Microcell Telecommunications(a)        $    270,250
   29,300   Millicom International Cellular SA        1,377,100
   18,000   Nokia Corp. (ADR)                         2,487,375
   50,200   Nortel Networks Corp.                     3,714,800
      100   P-Com, Inc.(a)                                  563
      500   Plantronics, Inc.(a)                         31,500
    7,400   Qualcomm, Inc.(a)                         2,681,112
  151,100   Remec, Inc.(a)                            1,935,969
    2,700   Scientific-Atlanta, Inc.                    157,444
      800   Telecorp Pcs, Inc.(a)                        28,850
   21,800   Telephone and Data System, Inc.           2,903,487
   18,500   Tellabs, Inc.(a)                          1,200,188
                                                   ------------
                                                     37,043,328
                                                   ------------
            Total long-term investments
               (cost $236,846,740)                  299,918,012
                                                   ------------
PRINCIPAL
AMOUNT
(000)
------------------------------------------------------------
SHORT-TERM INVESTMENT--3.3%
REPURCHASE AGREEMENT
------------------------------------------------------------
$   9,923   Joint Repurchase Agreement Account,
               5.51%, 12/1/99
               (cost $9,923,000; Note 5)              9,923,000
                                                   ------------
TOTAL INVESTMENTS--103.0%
            (cost $246,769,740; Note 4)             309,841,012
            Liabilities in excess of other
               assets--(3.0%)                        (8,984,737)
                                                   ------------
            Net Assets--100%                       $300,856,275
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-79

                                            PRUDENTIAL SECTOR FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES         PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

ASSETS                                                                                                      NOVEMBER 30, 1999
Investments, at value (cost $246,769,740)...............................................................        $ 309,841,012
Cash....................................................................................................              177,822
Receivable for Fund shares sold.........................................................................            6,411,778
Receivable for investments sold.........................................................................            1,312,823
Prepaid expenses and other assets.......................................................................               88,169
Dividends and interest receivable.......................................................................               26,121
                                                                                                              -----------------
   Total assets.........................................................................................          317,857,725
                                                                                                              -----------------
LIABILITIES
Payable for investments purchased.......................................................................            8,670,459
Distribution payable....................................................................................            6,868,051
Payable for Fund shares reacquired......................................................................              823,555
Accrued expenses........................................................................................              323,227
Distribution fee payable................................................................................              179,244
Management fee payable..................................................................................              136,914
                                                                                                              -----------------
   Total liabilities....................................................................................           17,001,450
                                                                                                              -----------------
NET ASSETS..............................................................................................        $ 300,856,275
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     224,320
   Paid-in capital in excess of par.....................................................................          235,820,593
                                                                                                              -----------------
                                                                                                                  236,044,913
   Accumulated net realized gain on investments.........................................................            1,740,090
   Net unrealized appreciation on investments...........................................................           63,071,272
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................        $ 300,856,275
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($65,990,754 / 4,909,934 shares of common stock issued and outstanding)...........................               $13.44
   Maximum sales charge (5% of offering price)..........................................................                  .71
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $14.15
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($155,801,491 / 11,625,985 shares of common stock issued and outstanding).........................               $13.40
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($66,352,660 / 4,951,395 shares of common stock issued and outstanding)...........................               $13.40
   Sales charge (1% of offering price)..................................................................                  .14
                                                                                                              -----------------
   Offering price to public.............................................................................               $13.54
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($12,711,370 / 944,685 shares of common stock issued and outstanding).............................               $13.46
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-80

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL TECHNOLOGY FUND
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                               June 30, 1999(a)
                                                    Through
NET INVESTMENT LOSS                            November 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $248)........................      $    79,351
   Interest.................................          310,563
                                               -----------------
      Total income..........................          389,914
                                               -----------------
Expenses
   Management fee...........................          631,240
   Distribution fee--Class A................           48,988
   Distribution fee--Class B................          412,580
   Distribution fee--Class C................          196,230
   Registration fees........................          155,000
   Transfer agent's fees and expenses.......          123,000
   Custodian's fees and expenses............           70,000
   Amortization of prepaid offering cost....           63,000
   Reports to shareholders..................           50,000
   Audit fee and expenses...................           26,000
   Legal fees and expenses..................           13,000
   Organizational expenses..................           12,500
   Directors' fees..........................           12,000
   Miscellaneous............................            3,780
                                               -----------------
       Total expenses.......................        1,817,318
   Less: Management fee waiver..............         (126,248)
                                               -----------------
       Net expenses.........................        1,691,070
                                               -----------------
Net investment loss.........................       (1,301,156)
                                               -----------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investment
   transactions.............................        9,670,846
Net unrealized appreciation of
   investments..............................       63,071,272
                                               -----------------
Net gain on investments.....................       72,742,118
                                               -----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...................      $71,440,962
                                               -----------------
                                               -----------------
---------------
(a) Commencement of investment operations.



PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL TECHNOLOGY FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                             June 30, 1999(a)
INCREASE IN                                       Through
NET ASSETS                                   November 30, 1999
Operations
   Net investment loss.....................    $  (1,301,156)
   Net realized gain on investments........        9,670,846
   Net change in unrealized appreciation of
      investments..........................       63,071,272
                                             -----------------
   Net increase in net assets resulting
      from operations......................       71,440,962
                                             -----------------
   Distributions from net realized capital
      gains
      Class A..............................       (1,498,101)
      Class B..............................       (3,542,180)
      Class C..............................       (1,538,490)
      Class Z..............................         (289,280)
                                             -----------------
                                                  (6,868,051)
                                             -----------------
Fund share transactions (net of share conversions) (Note 6)
   Proceeds from shares sold...............      260,789,621
   Cost of shares reacquired...............      (24,506,257)
                                             -----------------
   Net increase in net assets from Fund
      share transactions...................      236,283,364
                                             -----------------
Total increase.............................      300,856,275
NET ASSETS
Beginning of period........................                0
                                             -----------------
End of period..............................    $ 300,856,275
                                             -----------------
                                             -----------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-81

                                         PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Prudential Sector Funds, Inc. (the "Company") formerly known as Prudential Utility Fund, Inc. is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the "Fund"). The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange and NASDAQ National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

OFFERING AND ORGANIZATION COSTS: The Fund incurred approximately $162,500 in connection with the organization of the Fund. Organization costs of $12,500 were expensed and offering costs of $150,000 are being amortized over a period of 12 months ending June 2000.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment loss by $1,301,156, decrease accumulated net realized gain by $1,062,705, and decrease paid-in-capital by $238,451 for certain expenses not deductible for federal income tax purposes and a tax operating loss during the period ended November 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------
                                      B-82

                                         PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Company has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ("PIC"), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets. PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee which amounted to $126,248 ($.006 per share for Class A, B, C and Z shares) for the period ended November 30, 1999. The Fund is not required to reimburse PIFM for such waiver.

The Company has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period ended November 30, 1999.

PIMS has advised the Fund that it received approximately $1,286,500 and $490,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended November 30, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended November 30, 1999, it received approximately $72,000 and $24,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period ended November 30, 1999, the Fund incurred fees of approximately $122,200 for the services of PMFS. As of November 30, 1999, approximately $29,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the period ended November 30, 1999, Prudential Securities Incorporated, a wholly owned subsidiary of the Prudential Insurance Company of America, earned approximately $2,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended November 30, 1999, were $300,546,593 and $73,370,698, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $247,878,492 and, accordingly, net unrealized appreciation for federal income tax purposes was $61,962,520 (gross unrealized appreciation--$67,688,045; gross unrealized depreciation--$5,725,525).

------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Fund had a 1.52% undivided interest in the joint account. The undivided interest for the Fund represents $9,923,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.
--------------------------------------------------------------------------------
                                      B-83

                                         PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS            PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Deutsche Bank Securities Inc., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a) through November 30, 1999:
Shares sold.....................     6,084,868    $    64,145,519
Shares reacquired...............    (1,188,102)       (13,262,726)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     4,896,766         50,882,793
Shares issued upon conversion
  from Class B..................        13,168            149,719
                                  ------------    ---------------
Net increase in shares
  outstanding...................     4,909,934    $    51,032,512
                                  ------------    ---------------
                                  ------------    ---------------
Class B                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a) through November 30, 1999:
Shares sold.....................    12,089,533    $   129,326,211
Shares reacquired...............      (450,357)        (5,371,488)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................    11,639,176        123,954,723
Shares reacquired upon
  conversion into Class A.......       (13,191)          (149,719)
                                  ------------    ---------------
Net increase in shares
  outstanding...................    11,625,985    $   123,805,004
                                  ------------    ---------------
                                  ------------    ---------------
Class C                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a) through November 30, 1999:
Shares sold.....................     5,292,766    $    55,378,868
Shares reacquired...............      (341,371)        (3,851,186)
                                  ------------    ---------------
Net increase in shares
  outstanding...................     4,951,395    $    51,527,682
                                  ------------    ---------------
                                  ------------    ---------------
Class Z                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a) through November 30, 1999:
Shares sold.....................     1,125,739    $    11,939,023
Shares reacquired...............      (181,054)        (2,020,857)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       944,685    $     9,918,166
                                  ------------    ---------------
                                  ------------    ---------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
                                      B-84

                                         PRUDENTIAL SECTOR FUNDS, INC.
FINANCIAL HIGHLIGHTS                     PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                      Class A               Class B               Class C
                                                                 -----------------     -----------------     -----------------
                                                                 June 30, 1999(b)      June 30, 1999(b)      June 30, 1999(b)
                                                                      Through               Through               Through
                                                                 November 30, 1999     November 30, 1999     November 30, 1999
                                                                 -----------------     -----------------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................         $ 10.00              $   10.00              $ 10.00
                                                                       ------                -------               ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(d).......................................           (0.04)                 (0.06)               (0.07)
Net realized and unrealized gains on investment and foreign
   currency transactions.....................................            3.80                   3.78                 3.79
                                                                       ------                -------               ------
   Total from investment operations..........................            3.76                   3.72                 3.72
                                                                       ------                -------               ------
LESS DISTRIBUTIONS
Distributions from net realized gains........................           (0.32)                 (0.32)               (0.32)
                                                                       ------                -------               ------
Net asset value, end of period...............................         $ 13.44              $   13.40              $ 13.40
                                                                       ------                -------               ------
                                                                       ------                -------               ------
TOTAL RETURN(a)..............................................           37.59%                 37.19%               37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................         $65,991              $ 155,801              $66,353
Average net assets (000).....................................         $46,443              $  97,787              $46,510
Ratios to average net assets(c)(d):
   Expenses, including distribution fees.....................            1.47%                  2.22%                2.22%
   Expenses, excluding distribution fees.....................            1.22%                  1.22%                1.22%
   Net investment loss.......................................           (1.00)%                (1.75)%              (1.75)%
   Portfolio turnover rate...................................              38%
                                                                    Class Z
                                                               -----------------
                                                               June 30, 1999(b)
                                                                    Through
                                                               November 30, 1999
                                                               -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $ 10.00
                                                                     ------
Income from investment operations
Net investment loss(d).......................................         (0.03)
Net realized and unrealized gains on investment and foreign
   currency transactions.....................................          3.81
                                                                     ------
   Total from investment operations..........................          3.78
                                                                     ------
Less distributions
Distributions from net realized gains........................         (0.32)
                                                                     ------
Net asset value, end of period...............................       $ 13.46
                                                                     ------
                                                                     ------
TOTAL RETURN(a)..............................................         37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $12,711
Average net assets (000).....................................       $ 8,743
Ratios to average net assets(c)(d):
   Expenses, including distribution fees.....................          1.22%
   Expenses, excluding distribution fees.....................          1.22%
   Net investment loss.......................................          (.75)%
   Portfolio turnover rate...................................

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations. (c) Annualized. (d) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-85

                                              PRUDENTIAL SECTOR FUNDS, INC.
REPORT OF INDEPENDENT ACCOUNTANTS             PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Technology Fund (the "Fund") at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2000

--------------------------------------------------------------------------------
                                      B-86

                                                   PRUDENTIAL SECTOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1999   PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

SHARES      DESCRIPTION                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--107.2%
COMMON STOCKS--106.5%
--------------------------------------------------------------------------------
BUSINESS SERVICES--1.7%
2,357,500   Convergys Corp.(a)                   $   64,389,219
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING--1.9%
  215,000   Mannesmann AG (ADR) (Germany)            44,702,147
1,610,700   Viag AG (Germany)                        26,609,624
                                                 --------------
                                                     71,311,771
--------------------------------------------------------------------------------
ELECTRICAL POWER--48.0%
  350,000   AES Corp.(a)/(b)                         20,278,125
1,391,600   Allegheny Energy Inc.                    40,356,400
1,400,000   Avista Corp.(b)                          22,750,000
2,616,885   CINergy Corp.                            66,239,902
  975,400   Cleco Corp.                              31,822,425
2,485,000   CMS Energy Corp.(b)                      82,626,250
1,153,381   Companhia Energetica de Minas
               Gerais-Cemig (ADR) (Brazil)           21,866,143
2,000,000   Constellation Energy Group Inc.          58,875,000
2,982,000   DPL, Inc.                                53,303,250
1,477,411   Duke Energy Co.                          74,886,270
2,914,400   Edison International                     77,231,600
3,383,500   Enel SpA (ADR) (Italy)                   14,962,733
4,365,400   Energy East Corp.                       102,586,900
3,105,100   FirstEnergy Corp.                        72,387,644
  320,200   FPL Group, Inc.                          14,008,750
2,982,000   Iberdrola SA (Spain)(b)                  41,574,205
3,276,900   Illinova Corp.                          105,270,412
1,800,000   Korea Electric Power Corp. (ADR)
               (Korea)                               36,000,000
10,023,805  National Power PLC (United
               Kingdom)                              64,492,482
6,436,800   Niagara Mohawk Holdings Inc.             96,552,000
2,728,853   NiSource Inc.                            51,336,547
6,958,900   Northeast Utilities                     147,006,762
1,547,405   NSTAR                                    64,217,308
1,666,700   PECO Energy Co.                          54,896,931
--------------------------------------------------------------------------------
SHARES      DESCRIPTION                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
2,061,500   Pinnacle West Capital Corp.          $   68,416,031
2,541,700   Public Service Company of New
               Mexico                                42,255,763
  717,900   RGS Energy Group Inc.                    16,018,144
10,157,888  ScottishPower PLC (United Kingdom)       89,736,573
2,927,066   Sempra Energy                            54,150,721
2,123,840   Sierra Pacific Resources                 38,096,380
   44,000   Texas Utilities Co.                       1,575,750
2,496,800   Unicom Corp.                             79,741,550
1,760,140   UniSource Energy Corp.                   19,801,575
                                                 --------------
                                                  1,825,320,526
--------------------------------------------------------------------------------
GAS DISTRIBUTION--7.1%
2,427,404   British Gas PLC (ADR) (United
               Kingdom)                              65,236,482
  515,600   Eastern Enterprises                      29,260,300
  696,400   Energen Corp.                            13,405,700
1,999,992   KeySpan Corp.(b)                         51,374,794
2,169,300   MCN Corp.                                54,096,919
  805,700   NICOR Inc.                               27,947,719
  619,600   Washington Gas Light Co.                 17,348,800
  303,450   Yankee Energy System, Inc.               12,953,522
                                                 --------------
                                                    271,624,236
--------------------------------------------------------------------------------
GAS PIPELINES--24.5%
4,186,650   Coastal Corp.                           147,579,412
2,406,900   Columbia Energy Group                   151,032,975
  358,200   Consolidated Natural Gas Co.             22,969,575
5,097,100   El Paso Energy Corp.                    196,238,350
1,949,400   Equitable Resources, Inc.                67,863,488
4,489,450   Kinder Morgan, Inc.                      91,191,953
4,347,500   Questar Corp.                            74,722,656
4,073,000   TransCanada Pipelines, Ltd.
               (Canada)(b)                           44,902,476
1,467,100   Western Gas Resources, Inc.              16,596,569
3,521,022   Williams Companies, Inc.                118,834,493
                                                 --------------
                                                    931,931,947

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-87

                                                  PRUDENTIAL SECTOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1999  PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

SHARES      DESCRIPTION                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION/PRODUCTION--3.0%
1,000,000   Alberta Energy Co., Ltd. (Canada)    $   29,250,000
1,100,000   Devon Energy Corp.(b)                    38,775,000
1,630,410   EEX Corp.                                 4,279,826
1,505,700   Pioneer Natural Resources Co.(b)         12,516,131
2,100,000   Union Pacific Resources Group Inc.       27,431,250
                                                 --------------
                                                    112,252,207
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST--1.8%
1,800,400   Crescent Real Estate Equities Co.        30,494,275
  964,100   Equity Residential Properties
               Trust                                 38,744,769
                                                 --------------
                                                     69,239,044
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--17.8%
2,103,300   AT&T Corp.(b)                           117,521,887
  805,400   BCE Inc. (Canada)                        54,465,175
1,000,000   Bell Atlantic Corp.                      63,312,500
  675,316   COMSAT Corp.                             12,831,004
2,631,100   Global Crossing Ltd.(a)/(b)             114,781,737
  500,000   GTE Corp.                                36,500,000
1,451,300   Millicom International Cellular SA
               (Luxembourg)(a)/(b)                   68,211,100
  710,000   Philippine Long Distance Telephone
               Co. (ADR) (Philippines)(b)            14,555,000
2,212,050   SBC Communications Inc.                 114,888,347
  269,200   Telecomunicacoes Brasileiras SA
               (ADR) (Brazil)(b)                     24,429,900
  607,800   Telefonos de Mexico, SA (ADR)
               (Mexico)(b)                           56,259,488
                                                 --------------
                                                    677,756,138
--------------------------------------------------------------------------------
WATER--0.7%
3,502,900   Azurix Corp.(a)                          24,958,163
                                                 --------------
            Total common stocks
               (cost $2,822,435,395)              4,048,783,251
                                                 --------------

SHARES      DESCRIPTION                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.6%
--------------------------------------------------------------------------------
GAS PIPELINES--0.6%
  705,700   KN Energy, Inc.
               Conv., 8.25%
               (cost $30,345,100)                $   23,023,462
                                                 --------------
--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)

CORPORATE BONDS--0.1%
--------------------------------------------------------------------------------
ELECTRICAL POWER--0.1%
    5,000   Texas Utilities Electric Co.
               9.75%, 5/1/21
               (cost $5,000,000)                      5,380,000
                                                 --------------
            Total long-term investments
               (cost $2,857,780,495)              4,077,186,713
                                                 --------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.4%

--------------------------------------------------------------------------------
COMMERCIAL PAPER--3.2%
   10,000   Barton Capital Corp.(c)
               5.94%, 1/21/00                         9,915,850
   37,000   Cox Enterprises Inc.(c)
               5.85%, 12/1/99                        37,000,000
   30,000   Heller Financial Inc.(c)
               6.05%, 1/12/00                        29,788,250
            Kerr-McGee Credit Corp.(c)
   12,000   6.45%, 1/14/00                           11,905,400
   11,000   6.50%, 1/13/00                           10,914,597
            KeySpan Corp.(c)
    7,000   6.50%, 1/12/00                            6,949,917
   15,000   6.50%, 1/12/00                           14,886,250
                                                 --------------
            Total commercial paper
               (cost $121,360,264)                  121,360,264
                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-88

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL UTILITY FUND
PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1999
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)       DESCRIPTION                          VALUE (NOTE 1)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.1%
$   4,811   Joint Repurchase Agreement
               Account,
               5.51%, 12/1/99
               (cost $4,811,000; Note 5)         $    4,811,000
                                                 --------------
--------------------------------------------------------------------------------
TIME DEPOSITS--3.1%
   50,000   Bank of Montreal(c)
               5.96%, 1/14/00                        50,000,000
   15,694   Suntrust Bank(c)
               5.5625%, 12/1/99                      15,694,000
   50,000   Svenska Handelsbanken(c)
               6.07%, 1/14/00                        50,000,000
                                                 --------------
            Total time deposits
               (cost $115,694,000)                  115,694,000
                                                 --------------
            Total short-term investments
               (cost $241,865,264)                  241,865,264
                                                 --------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--113.6%
            (cost $3,099,645,759; Note 4)         4,319,051,977
            Other liabilities in excess
               of assets--(13.6%)                  (517,432,122)
                                                 --------------
            Net Assets--100%                     $3,801,619,855
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
    Corporation).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-89

                                                  PRUDENTIAL SECTOR FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES               PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

ASSETS                                                                                   NOVEMBER 30, 1999
                                                                                         -----------------
Investments, at value (cost $3,099,645,759)..........................................       $ 4,319,051,977
Receivable for investments sold......................................................            79,808,574
Dividends and interest receivable....................................................            10,848,172
Receivable for Fund shares sold......................................................             2,558,599
Receivable for securities lending income.............................................               710,605
Deferred expenses and other assets...................................................               103,822
                                                                                           -----------------
   Total assets......................................................................         4,413,081,749
                                                                                           -----------------
LIABILITIES
Dividends payable....................................................................           347,881,458
Payable to broker for collateral for securities on loan..............................           235,149,494
Payable for investments purchased....................................................            13,945,351
Payable for Fund shares reacquired...................................................             7,899,573
Securities lending rebate payable....................................................             2,094,190
Distribution fee payable.............................................................             1,781,772
Management fee payable...............................................................             1,412,196
Accrued expenses and other liabilities...............................................               972,585
Foreign withholding taxes payable....................................................               325,275
                                                                                           -----------------
   Total liabilities.................................................................           611,461,894
                                                                                           -----------------
NET ASSETS...........................................................................       $ 3,801,619,855
                                                                                           -----------------
                                                                                           -----------------
Net assets were comprised of:
   Common stock, at par..............................................................       $     3,450,696
   Paid-in capital in excess of par..................................................         2,516,794,238
                                                                                           -----------------
                                                                                              2,520,244,934
   Distributions in excess of net investment income..................................            (3,375,858)
   Accumulated net realized gain on investments......................................            65,354,529
   Net unrealized appreciation on investments and foreign currencies.................         1,219,396,250
                                                                                           -----------------
Net assets, November 30, 1999........................................................       $ 3,801,619,855
                                                                                           -----------------
                                                                                           -----------------
Class A:
   Net asset value and redemption price per share
      ($2,439,551,593 / 221,469,877 shares of common stock issued and outstanding)...                $11.02
   Maximum sales charge (5% of offering price).......................................                   .58
                                                                                           -----------------
   Maximum offering price to public..................................................                $11.60
                                                                                           -----------------
                                                                                           -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,306,316,906 / 118,540,662 shares of common stock issued and outstanding)...                $11.02
                                                                                           -----------------
                                                                                           -----------------
Class C:
   Net asset value and redemption price per share
      ($20,550,251 / 1,865,037 shares of common stock issued and outstanding)........                $11.02
   Sales charge (1% of offering price)...............................................                   .11
                                                                                           -----------------
   Offering price to public..........................................................                $11.13
                                                                                           -----------------
                                                                                           -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($35,201,105 / 3,194,027 shares of common stock issued and outstanding)........                $11.02
                                                                                           -----------------
                                                                                           -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-90

                                                  PRUDENTIAL SECTOR FUNDS, INC.
STATEMENT OF OPERATIONS                           PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                             ELEVEN MONTHS
                                                                                                 ENDED             YEAR ENDED
NET INVESTMENT INCOME                                                                      NOVEMBER 30, 1999    DECEMBER 31, 1998
                                                                                           -----------------    -----------------
Income
   Dividends (net of foreign withholding taxes of $1,616,312 and $3,291,897,
     respectively)......................................................................     $ 127,112,916        $ 141,305,902
   Interest.............................................................................         3,303,573           13,926,018
   Income from securities loaned (net of rebate of $8,791,540)..........................         1,213,143            --
                                                                                           -----------------    -----------------
      Total income......................................................................       131,629,632          155,231,920
                                                                                           -----------------    -----------------
Expenses
   Management fee.......................................................................        16,318,008           19,099,006
   Distribution fee--Class A............................................................         6,157,192            6,629,270
   Distribution fee--Class B............................................................        15,469,787           21,200,458
   Distribution fee--Class C............................................................           223,717              203,090
   Transfer agent's fees and expenses...................................................         4,335,000            5,315,000
   Reports to shareholders..............................................................           400,000              460,000
   Custodian's fees and expenses........................................................           350,000              580,000
   Insurance............................................................................            72,000               86,000
   Legal fees and expenses..............................................................            45,000               45,000
   Registration fees....................................................................            45,000               90,000
   Audit fee and expenses...............................................................            32,000               32,000
   Directors' fees......................................................................            32,000               40,000
   Miscellaneous........................................................................            14,714               26,885
                                                                                           -----------------    -----------------
      Total expenses....................................................................        43,494,418           53,806,709
                                                                                           -----------------    -----------------
Net investment income...................................................................        88,135,214          101,425,211
                                                                                           -----------------    -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions..............................................................       401,993,750          391,925,240
   Foreign currency transactions........................................................          (145,576)             486,292
                                                                                           -----------------    -----------------
                                                                                               401,848,174          392,411,532
                                                                                           -----------------    -----------------
Net change in unrealized appreciation (depreciation) of:
   Investments..........................................................................      (349,243,538)        (137,478,889)
   Foreign currencies...................................................................           (35,101)             168,826
                                                                                           -----------------    -----------------
                                                                                              (349,278,639)        (137,310,063)
                                                                                           -----------------    -----------------
Net gain on investments and foreign currencies..........................................        52,569,535          255,101,469
                                                                                           -----------------    -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................     $ 140,704,749        $ 356,526,680
                                                                                           -----------------    -----------------
                                                                                           -----------------    -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-91

                                                  PRUDENTIAL SECTOR FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS                PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                             ELEVEN MONTHS           YEAR ENDED DECEMBER 31,
                                                                                 ENDED               -----------------------
INCREASE (DECREASE)                                                        NOVEMBER 30, 1999          1998              1997
                                                                           -----------------     --------------    --------------
Operations
   Net investment income................................................    $     88,135,214     $  101,425,211    $  111,754,871
   Net realized gain on investments.....................................         401,848,174        392,411,532       412,749,671
   Net change in unrealized appreciation (depreciation) of
      investments.......................................................        (349,278,639)      (137,310,063)      539,842,910
                                                                           ------------------    --------------    --------------
   Net increase in net assets resulting from operations.................         140,704,749        356,526,680     1,064,347,452
                                                                           ------------------    --------------    --------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A...........................................................         (64,280,177)       (68,056,406)      (60,645,408)
      Class B...........................................................         (25,800,181)       (37,778,258)      (40,354,565)
      Class C...........................................................            (392,291)          (384,643)         (200,787)
      Class Z...........................................................          (1,080,264)        (1,307,870)       (1,038,271)
                                                                           ------------------    --------------    --------------
                                                                                 (91,552,913)      (107,527,177)     (102,239,031)
                                                                           ------------------    --------------    --------------
   Distributions in excess of net investment income
      Class A...........................................................          (2,268,012)          --                --
      Class B...........................................................            (910,314)          --                --
      Class C...........................................................             (13,841)          --                --
      Class Z...........................................................             (38,115)          --                --
                                                                           ------------------    --------------    --------------
                                                                                  (3,230,282)          --                --
                                                                           ------------------    --------------    --------------
   Distributions from net realized capital gains
      Class A...........................................................        (257,055,029)      (197,560,744)     (211,158,424)
      Class B...........................................................        (144,261,482)      (153,950,412)     (182,907,714)
      Class C...........................................................          (2,290,179)        (1,758,047)         (998,463)
      Class Z...........................................................          (3,815,172)        (3,456,422)       (3,229,427)
                                                                           ------------------    --------------    --------------
                                                                                (407,421,862)      (356,725,625)     (398,294,028)
                                                                           ------------------    --------------    --------------
Fund share transactions (net of share conversions) (Note 5)
   Proceeds from shares sold............................................         338,658,783        598,995,199       413,071,389
   Net asset value of shares issued in reinvestment of dividends and
      distributions.....................................................         141,116,049        426,138,453       459,144,179
   Cost of shares reacquired............................................      (1,120,939,298)      (883,989,695)     (865,755,515)
                                                                           ------------------    --------------    --------------
   Net increase (decrease) in net assets from Fund share transactions...        (641,164,466)       141,143,957         6,460,053
                                                                           ------------------    --------------    --------------
Total increase (decrease)...............................................      (1,002,664,774)        33,417,835       570,274,446
NET ASSETS
Beginning of period.....................................................       4,804,284,629      4,770,866,794     4,200,592,348
                                                                           ------------------    --------------    --------------
End of period(a)........................................................    $  3,801,619,855     $4,804,284,629    $4,770,866,794
                                                                           ------------------    --------------    --------------
                                                                           ------------------    --------------    --------------
(a) Includes undistributed net investment income of.....................    $     --             $    3,417,699    $    9,335,543
                                                                           ------------------    --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-92

                                                  PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
Prudential Sector Funds, Inc. (the "Company"), formerly known as Prudential Utility Fund, Inc., is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four separate funds, one of which is Prudential Utility Fund (the "Fund"). Subsequent to December 31, 1998 (the Company's prior fiscal year-end), the Company changed its fiscal year-end to November 30. The Fund is diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange and NASDAQ National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee based upon procedures adopted by the Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the
--------------------------------------------------------------------------------
                                       B-93

                                                  PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

SECURITIES LENDING: The Fund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Fund. For the eleven months ended November 30, 1999, PSI has been compensated approximately $266,500 for these services. As of November 30, 1999, approximately $54,600 of such compensation was due to PSI.

TAXES: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $145,576 for realized foreign currency losses during the eleven months ended November 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
NOTE 2. AGREEMENTS

The Company has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ("PIC"), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

The Company has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. Prior to June 1, 1998, PSI was the distributor and served the Fund under the same terms and conditions as PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Company compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%
--------------------------------------------------------------------------------
                                       B-94

                                                  PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the eleven months ended November 30, 1999.

PIMS and PSI have advised the Fund that they received the following amounts in front-end sales charges:

                                 ELEVEN MONTHS     YEAR ENDED
                                ENDED 11/30/99      12/31/98
                                ---------------    ----------
Class A.......................     $ 395,400       $1,167,500
Class C.......................        53,300          14,700

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS and PSI have advised the Fund that they received the following amounts in contingent deferred sales charges:

                                 ELEVEN MONTHS     YEAR ENDED
                                ENDED 11/30/99      12/31/98
                                ---------------    ----------
Class B.......................    $ 1,878,700      $1,683,000
Class C.......................         13,400         10,500

PSI, PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the eleven months ended November 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the eleven months ended November 30, 1999, the Fund incurred fees of approximately $3,800,600 for the services of PMFS. As of November 30, 1999, approximately $332,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the eleven months ended November 30, 1999, PSI earned approximately $107,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the eleven months ended November 30, 1999, were $814,388,576 and $1,496,254,785, respectively, and for the year ended December 31, 1998 were $777,205,059 and $860,819,895, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $3,102,138,535 and, accordingly, net unrealized appreciation for federal income tax purposes was $1,216,913,442 (gross unrealized appreciation--$1,369,606,221; gross unrealized depreciation--$152,692,779).

As of November 30, 1999, the Fund had securities on loan with an aggregate market value of $219,166,943. The Fund received $235,149,494 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Fund had a 0.7% undivided interest in the joint account. The undivided interest for the Fund represents $4,811,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co. Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Corp., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.
--------------------------------------------------------------------------------
                                       B-95

                                                  PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              SHARES           AMOUNT
--------------------------------  ------------    ---------------
Eleven months ended November 30,
  1999:
Shares sold.....................    14,785,271    $   181,083,952
Shares issued in reinvestment of
  dividends and distributions...     7,855,395         89,975,001
Shares reacquired...............   (44,526,267)      (531,780,531)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (21,885,601)      (260,721,578)
Shares issued upon conversion
  from Class B..................    16,038,997        193,752,614
                                  ------------    ---------------
Net decrease in shares
  outstanding...................    (5,846,604)   $   (66,968,964)
                                  ------------    ---------------
                                  ------------    ---------------
Class A                              SHARES           AMOUNT
--------------------------------  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................    19,037,525    $   237,779,818
Shares issued in reinvestment of
  dividends and distributions...    19,621,888        242,393,959
Shares reacquired...............   (29,837,592)      (374,504,596)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     8,821,821        105,669,181
Shares issued upon conversion
  from Class B..................     9,025,214        109,890,889
                                  ------------    ---------------
Net increase in shares
  outstanding...................    17,847,035    $   215,560,070
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................    18,710,671    $   214,780,201
Shares issued in reinvestment of
  dividends and distributions...    21,742,349        248,368,140
Shares reacquired...............   (41,618,692)      (478,448,444)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................    (1,165,672)       (15,300,103)
Shares issued upon conversion
  from Class B..................    24,639,335        284,415,438
                                  ------------    ---------------
Net increase in shares
  outstanding...................    23,473,663    $   269,115,335
                                  ------------    ---------------
                                  ------------    ---------------
Class B
--------------------------------
Eleven months ended November 30,
  1999:
Shares sold.....................    10,783,081    $   126,624,035
Shares issued in reinvestment of
  dividends and distributions...     4,297,088         48,815,688
Shares reacquired...............   (45,653,985)      (543,633,642)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (30,573,816)      (368,193,919)
Shares reacquired upon
  conversion into Class A.......   (16,065,511)      (193,752,614)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (46,639,327)   $  (561,946,533)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................    24,489,734    $   307,013,338
Shares issued in reinvestment of
  dividends and distributions...    14,344,999        177,016,698
Shares reacquired...............   (37,529,567)      (468,939,125)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     1,305,166         15,090,911
Shares reacquired upon
  conversion into Class A.......    (9,136,008)      (109,890,889)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................    (7,830,842)   $   (94,799,978)
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------
                                       B-96

                                                  PRUDENTIAL SECTOR FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

Class B                              SHARES           AMOUNT
--------------------------------  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................    14,991,815    $   170,422,061
Shares issued in reinvestment of
  dividends and distributions...    18,013,110        205,416,554
Shares reacquired...............   (31,804,005)      (362,886,857)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     1,200,920         12,951,758
Shares reacquired upon
  conversion into Class A.......   (24,674,366)      (284,415,438)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (23,473,446)   $  (271,463,680)
                                  ------------    ---------------
                                  ------------    ---------------
Class C
--------------------------------
Eleven months ended November 30,
  1999:
Shares sold.....................     1,061,776    $    12,462,807
Shares issued in reinvestment of
  dividends and distributions...        62,086            706,720
Shares reacquired...............    (1,506,051)       (17,415,310)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................      (382,189)   $    (4,245,783)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................     1,692,797    $    21,154,562
Shares issued in reinvestment of
  dividends and distributions...       161,515          1,983,980
Shares reacquired...............      (701,686)        (8,661,428)
                                  ------------    ---------------
Net increase in shares
  outstanding...................     1,152,626    $    14,477,114
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................     1,039,426    $    12,054,619
Shares issued in reinvestment of
  dividends and distributions...        95,416          1,091,801
Shares reacquired...............      (591,977)        (6,968,862)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       542,865    $     6,177,558
                                  ------------    ---------------
                                  ------------    ---------------

Class Z                              SHARES           AMOUNT
--------------------------------  ------------    ---------------
Eleven months ended November 30,
  1999:
Shares sold.....................     1,557,947    $    18,487,989
Shares issued in reinvestment of
  dividends and distributions...       141,150          1,618,640
Shares reacquired...............    (2,370,022)       (28,109,815)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................      (670,925)   $    (8,003,186)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................     2,632,084    $    33,047,481
Shares issued in reinvestment of
  dividends and distributions...       383,622          4,743,816
Shares reacquired...............    (2,547,360)       (31,884,546)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       468,346    $     5,906,751
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................     1,379,164    $    15,814,508
Shares issued in reinvestment of
  dividends and distributions...       374,266          4,267,684
Shares reacquired...............    (1,523,099)       (17,451,352)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       230,331    $     2,630,840
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------
                                       B-97

                                                  PRUDENTIAL SECTOR FUNDS, INC.
FINANCIAL HIGHLIGHTS                              PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                              CLASS A
                                                               ------------------------------------------------------------------
                                                               ELEVEN MONTHS
                                                                   ENDED                      YEAR ENDED DECEMBER 31,
                                                               NOVEMBER 30,    --------------------------------------------------
                                                                  1999(b)      1998(b)     1997(b)     1996(b)    1995      1994
                                                               -------------   -------     -------     -------   ------    ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................       $ 12.06      $12.33      $10.88      $ 9.87    $ 8.27    $ 9.72
                                                                    -----      -------     -------     -------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income......................................           .27         .30         .34         .32       .30       .31
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions.......................           .14         .69        2.53        1.80      1.79     (1.06)
                                                                    -----      -------     -------     -------   ------    ------
   Total from investment operations........................           .41         .99        2.87        2.12      2.09      (.75)
                                                                    -----      -------     -------     -------   ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income.......................          (.27)       (.32)       (.32)       (.32)     (.30)     (.32)
Distributions in excess of net investment income...........          (.03)       --          --          --        --        --
Distributions from net realized gains......................         (1.15)       (.94)      (1.10)       (.79)     (.19)     (.36)
Distributions in excess of net realized gains..............          --          --          --          --        --        (.02)
                                                                    -----      -------     -------     -------   ------    ------
   Total distributions.....................................         (1.45)      (1.26)      (1.42)      (1.11)     (.49)     (.70)
                                                                    -----      -------     -------     -------   ------    ------
Net asset value, end of period.............................       $ 11.02      $12.06      $12.33      $10.88    $ 9.87    $ 8.27
                                                                    -----      -------     -------     -------   ------    ------
                                                                    -----      -------     -------     -------   ------    ------
TOTAL RETURN(a)............................................          3.64%       7.98%      27.77%      22.09%    25.74%    (7.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)........................        $2,440      $2,741      $2,583      $2,023    $1,709      $254
Average net assets (000,000)...............................        $2,691      $2,652      $2,201      $1,786    $1,440      $294
Ratios to average net assets:
   Expenses, including distribution fees...................           .78%(c)     .78%        .82%        .86%      .88%      .88%
   Expenses, excluding distribution fees...................           .53%(c)     .53%        .57%        .61%      .63%      .63%
   Net investment income...................................          2.45%(c)    2.43%       2.95%       3.10%     3.12%     3.37%
For Class A, B, C and Z shares:
   Portfolio turnover rate.................................            19%         17%         15%         17%       14%       15%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-98

                                                  PRUDENTIAL SECTOR FUNDS, INC.
FINANCIAL HIGHLIGHTS                              PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                        CLASS B
                                                                ------------------------------------------------------------------
                                                                ELEVEN MONTHS
                                                                    ENDED                      YEAR ENDED DECEMBER 31,
                                                                NOVEMBER 30,    --------------------------------------------------
                                                                   1999(b)      1998(b)     1997(b)     1996(b)     1995     1994
                                                                -------------   -------     -------     -------    ------   ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................      $ 12.05      $12.32      $10.88      $ 9.87     $ 8.26   $ 9.69
                                                                     -----      -------     -------     -------    ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................................          .19         .21         .25         .24        .22      .24
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions.........................          .13         .69        2.53        1.80       1.80    (1.05)
                                                                     -----      -------     -------     -------    ------   ------
   Total from investment operations..........................          .32         .90        2.78        2.04       2.02     (.81)
                                                                     -----      -------     -------     -------    ------   ------
LESS DISTRIBUTIONS
Dividends from net investment income.........................         (.19)       (.23)       (.24)       (.24)      (.22)    (.24)
Distributions in excess of net investment income.............         (.01)       --          --          --         --       --
Distributions from net realized gains........................        (1.15)       (.94)      (1.10)       (.79)      (.19)    (.36)
Distributions in excess of net realized gains................         --          --          --          --         --       (.02)
                                                                     -----      -------     -------     -------    ------   ------
   Total distributions.......................................        (1.35)      (1.17)      (1.34)      (1.03)      (.41)    (.62)
                                                                     -----      -------     -------     -------    ------   ------
Net asset value, end of period...............................      $ 11.02      $12.05      $12.32      $10.88     $ 9.87   $ 8.26
                                                                     -----      -------     -------     -------    ------   ------
                                                                     -----      -------     -------     -------    ------   ------
TOTAL RETURN(a)..............................................         2.98%       7.18%      26.80%      21.16%     24.80%   (8.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)..........................       $1,306      $1,990      $2,132      $2,137     $2,355   $3,526
Average net assets (000,000).................................       $1,691      $2,120      $2,059      $2,184     $2,450   $4,152
Ratios to average net assets:
   Expenses, including distribution fees.....................         1.53%(c)    1.53%       1.57%       1.61%      1.63%    1.63%
   Expenses, excluding distribution fees.....................          .53%(c)     .53%        .57%        .61%       .63%     .63%
   Net investment income.....................................         1.71%(c)    1.67%       2.20%       2.35%      2.37%    2.62%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-99

                                                  PRUDENTIAL SECTOR FUNDS, INC.
FINANCIAL HIGHLIGHTS                              PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                              CLASS C
                                                               -------------------------------------------------------------------
                                                                                                                       AUGUST 1,
                                                               ELEVEN MONTHS                                            1994(d)
                                                                   ENDED                YEAR ENDED DECEMBER 31,         THROUGH
                                                               NOVEMBER 30,    ------------------------------------   DECEMBER 31,
                                                                  1999(b)      1998(b)   1997(b)   1996(b)    1995        1994
                                                               -------------   -------   -------   -------   ------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 12.05      $ 12.32   $ 10.88   $ 9.87    $ 8.26      $ 9.30
                                                                   ------      -------   -------   -------   ------       -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................          .19          .21       .25      .24       .22         .11
Net realized and unrealized gains (losses) on investment
   and foreign currency transactions........................          .13          .69      2.53     1.80      1.80        (.69)
                                                                   ------      -------   -------   -------   ------       -----
   Total from investment operations.........................          .32          .90      2.78     2.04      2.02        (.58)
                                                                   ------      -------   -------   -------   ------       -----
LESS DISTRIBUTIONS
Dividends from net investment income........................         (.19)        (.23)     (.24)    (.24)     (.22)       (.13)
Distributions in excess of net investment income............         (.01)       --        --        --        --          --
Distributions from net realized gains.......................        (1.15)        (.94)    (1.10)    (.79)     (.19)       (.31)
Distributions in excess of net realized gains...............         --          --        --        --        --          (.02)
                                                                   ------      -------   -------   -------   ------       -----
   Total distributions......................................        (1.35)       (1.17)    (1.34)   (1.03)     (.41)       (.46)
                                                                   ------      -------   -------   -------   ------       -----
Net asset value, end of period..............................      $ 11.02      $ 12.05   $ 12.32   $10.88    $ 9.87      $ 8.26
                                                                   ------      -------   -------   -------   ------       -----
                                                                   ------      -------   -------   -------   ------       -----
TOTAL RETURN(a).............................................         2.98%        7.18%    26.80%   21.16%    24.80%      (6.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................      $20,550      $27,072   $13,490   $6,001    $3,455      $  787
Average net assets (000)....................................      $24,448      $20,309   $ 9,424   $4,517    $2,181      $  433
Ratios to average net assets:
   Expenses, including distribution fees....................         1.53%(c)     1.53%     1.57%    1.61%     1.63%       1.70%(c)
   Expenses, excluding distribution fees....................          .53%(c)      .53%      .57%     .61%      .63%        .70%(c)
   Net investment income....................................         1.71%(c)     1.71%     2.20%    2.35%     2.37%       2.65%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-100

                                                  PRUDENTIAL SECTOR FUNDS, INC.
FINANCIAL HIGHLIGHTS                              PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                          Class Z
                                                                   ------------------------------------------------------
                                                                                                               MARCH 1,
                                                                   ELEVEN MONTHS         YEAR ENDED            1996(d)
                                                                       ENDED            DECEMBER 31,           THROUGH
                                                                   NOVEMBER 30,      -------------------     DECEMBER 31,
                                                                      1999(b)        1998(b)     1997(b)       1996(b)
                                                                   -------------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................      $ 12.07        $ 12.34     $ 10.88       $  10.05
                                                                       ------        -------     -------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................          .30            .34         .36            .29
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions................................          .13            .69        2.54           1.67
                                                                       ------        -------     -------         ------
   Total from investment operations.............................          .43           1.03        2.90           1.96
                                                                       ------        -------     -------         ------
LESS DISTRIBUTIONS
Dividends from net investment income............................         (.30)          (.36)       (.34)          (.34)
Distributions in excess of net investment income................         (.03)         --          --              --
Distributions from net realized gains...........................        (1.15)          (.94)      (1.10)          (.79)
                                                                       ------        -------     -------         ------
   Total distributions..........................................        (1.48)         (1.30)      (1.44)         (1.13)
                                                                       ------        -------     -------         ------
Net asset value, end of period..................................      $ 11.02        $ 12.07     $ 12.34       $  10.88
                                                                       ------        -------     -------         ------
                                                                       ------        -------     -------         ------
TOTAL RETURN(a).................................................         3.91%          8.24%      28.15%         20.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................      $35,201        $46,642     $41,904       $ 34,446
Average net assets (000)........................................      $42,002        $46,093     $35,994       $ 34,291
Ratios to average net assets:
   Expenses, including distribution fees........................          .53%(c)        .53%        .57%           .61%(c)
   Expenses, excluding distribution fees........................          .53%(c)        .53%        .57%           .61%(c)
   Net investment income........................................         2.70%(c)       2.68%       3.20%          3.35%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-101

                                                  PRUDENTIAL SECTOR FUNDS, INC.
REPORT OF INDEPENDENT ACCOUNTANTS                 PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--
Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Utility Fund (the "Fund") at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles . These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2000
--------------------------------------------------------------------------------
                                       B-102

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/1999
Small Stocks                 $6,640.79
Common Stocks                $2,845.63
Long-Term Bonds                 $40.22
Treasury Bills                  $15.64
Inflation                        $9.40

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of any Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.
           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                        '89        '90        '91        '92        '93        '94        '95        '96        '97        '98
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                14.4%       8.5%      15.3%       7.2%      10.7%      (3.4)%     18.4%       2.7%       9.6%      10.0%
----------------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)           15.4%      10.7%      15.7%       7.0%       6.8%      (1.6)%     16.8%       5.4%       9.5%       7.0%
----------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                14.1%       7.1%      18.5%       8.7%      12.2%      (3.9)%     22.3%       3.3%      10.2%       8.6%
----------------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                 0.8%      (9.6)%     46.2%      15.8%      17.1%      (1.0)%     19.2%      11.4%      12.8%       1.6%
----------------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                (3.4)%     15.3%      16.2%       4.8%      15.1%       6.0%      19.6%       4.1%      (4.3%)      5.3%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST
AND LOWEST RETURN
PERCENT                 18.8       24.9       30.9       11.0       10.3        9.9        5.5        8.7       17.1        8.4

                        '99
---------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                (2.56)%
---------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)            1.86%
---------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                (1.96)%
---------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                 2.39%
---------------------
WORLD
GOVERNMENT
BONDS(5)                (5.07)%
---------------------
---------------------
DIFFERENCE BETWEEN
HIGHEST
AND LOWEST RETURN
PERCENT                  7.46

1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.

     AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/1985 -
                          12/31/1999 (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sweden       22.70%
Hong Kong    20.37%
Spain        20.11%
Netherland   18.63%
Belgium      18.41%
France       17.69%
USA          17.39%
UK           16.41%
Europe       16.28%
Switzerland  15.58%
Sing/Mlysia  15.07%
Denmark      14.72%
Germany      13.29%
Australia    11.68%
Italy        11.39%
Canada       11.10%
Japan         9.59%
Norway        8.91%
Austria       7.09%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Appreciation       $474,094
and Reinvesting Dividends
Capital Appreciation only  $159,597

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL : $20.7 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada          2.1%
Europe         32.5%
U.S.           49.0%
Pacific Basin  16.4%

Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

                            ------------------------

    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)

                                      [CHART]

                                    * * * *

                                    YEAR-END

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential mutual fund.

                             MARKETING INFORMATION

PRUDENTIAL FINANCIAL SERVICES FUND:

DEMOGRAPHICS AND DEREGULATION CAN DRIVE THIS SECTOR

    Studies show that 80% of a stock's performance is attributable to its sector.(1) Companies in the financial services sector are among the fastest growing companies today. Why such a dramatic expansion in one sector? The answer is demographics: The postwar generation grew up: they're now in their peak earning years, and some 78 million baby boomers have finally begun to save and invest for retirement.(2) They've turned to the stock market to plan for the future, and their investments are driving growth in this sector.

    Since 1990, the number of mutual funds has doubled, and the money invested in mutual funds has risen more than 400%, to over $5.7 trillion.(3) Total assets invested in employee retirement plans has jumped from $300 billion in 1990 to an estimated $1.5 trillion by the year 2000.(4) These trends are likely to continue as the number of people retiring is projected to increase each year through 2012.(5) In addition, consolidation and deregulation in banking and insurance should make those financial institutions stronger and better equipped to meet consumer needs.

(1)Source: THE ROARING 2000'S, by Harry Dent.
(2)Source: John Waggoner, USA TODAY, 10/30/98, p. 3.
(3)Source: Investment Company Institute (ICI), 1/99.
(4)Source: Access Research, Inc., 1997 MARKETPLACE UPDATE.
(5)Source: THE ROARING 2000'S, by Harry Dent.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET AND MARKET GROWTH IS PROPELLED BY INVESTORS
1980's
                                                       Market Value of shares on the NYSE   $1.2 Bil.
                                                                       401(k) Plan Assets  $10.5 Bil.
                                                                          IRA Plans Value  $20.0 Bil.
                                                                       Mutual Fund Assets  $13.5 Bil.
1990's
                                                       Market Value of shares on the NYSE  $17.3 Bil.
                                                                       401(k) Plan Assets  $81.0 Bil.
                                                                          IRA Plans Value  $1.3 Tril.
                                                                       Mutual Fund Assets  $5.7 Tril.
Source: Access Research Inc., 1997 MARKETPLACE UPDATE
Source: Investment Company Institute (ICI), 1/99.
Source: New York Stock Exchange (NYSE).

PRUDENTIAL HEALTH SCIENCES FUND:

TARGET A RAPIDLY EXPANDING FIELD

    Population trends and technology are fueling the growth of the healthcare sector. Baby boomers are reaching a stage in life when they're becoming prime healthcare consumers. Plus, the segment of the population that spends the most for healthcare (those age 65 and over) has increased every year since 1940--a trend that will escalate for at least the next 30 years.(1) These trends mean that healthcare will assume an ever-greater portion of the nation's gross domestic product.(2)

(1,2)Source: Statistical Abstract of the United States, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS AMERICA AGES, HEALTH CARE SPENDING GOES UP
1970                                             7.1
'75                                              8.0
'80                                              8.9
'85                                             10.2
'90                                             12.1
'95                                             13.6
'97*                                            14.8
2000*                                           16.0
Source: The Wall Street Journal Almanac, 1998.
*Projections are provided for these years.

PRUDENTIAL TECHNOLOGY FUND:

TODAY'S INNOVATIONS BECOME TOMORROW'S NECESSITIES

    In 1990, few people had even HEARD of the Internet. Cellular telephones, then known as "portable" phones, were usually found in limousines. Home personal computers were once also a rarity, now nearly 50% of all households own one.(1) This broad acceptance of consumer technology is likely to continue, benefiting innovative companies.

    We've become an information-based society, and information technology is an important component of the technology sector. This $698 billion industry now represents over 8% of U.S. Gross Domestic Product (the value of all goods and services within our borders).(2) This rapidly expanding industry is just one of this Fund's exciting targets.

(1)Source: The Wall Street Journal Almanac, 1998.
(2)Source: U.S. Department of Commerce, Economics and Statistics Administration, 1999.

                                    [CHART]

                                    * * * *

AVERAGE ANNUALIZED TOTAL RETURNS ON MAJOR SECTOR FUND CATEGORIES
(12/31/89-12/31/98)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sci & Tech            23.62
Health/Biotech        22.79
Fin'l Svcs            21.84
Telecomm              21.08
Utility               14.40
Real Estate            8.79
Natural Resources      6.46
Gold                  -3.83
Avg. U.S. Stock Fund  15.54
S&P 500 Index         18.60

SOURCE: LIPPER AVERAGES -- All averages above (unless otherwise indicated) are derived from Lipper Inc. The respective averages are based on the average return of all funds in their category as of 12/31/98 and does not take into account applicable sales charges. They provide a broad indicator of average annualized total returns in their respective sector. AVERAGE U.S. STOCK FUND -- A composite of all U.S. domestic categories, as represented by Lipper, excluding sector, international, balanced and flexible portfolios. S&P 500 INDEX -- a weighted, unmanaged index comprising 500 stocks, which provides a broad indicator of stock price movements. It is not possible to directly invest in an index.

GENERAL INFORMATION
    There has been increasing attention by the investment community, the media and investors on the technology, healthcare and financial services sectors. As Barron's has noted, "... U.S. companies, especially those in technology, health care and financial services, have above-average margins, competitive advantages and are gaining market share around the world."* "Among the sectors with the strongest trends in expected earnings gains are health care, technology and financial services."**
    According to Morningstar, 16 out of the top 25 performing funds in 1998 were concentrated in less than 50 stocks.*** As of December 31, 1998, Prudential Investments manages $5 billion in technology stocks and $7 billion in financial services stocks. Jennison manages over $4 billion in healthcare stocks.
With respect to our index team, the group includes 17 portfolio managers and analysts and 7 Phds. The group has over 200+ years of combined investment related experience and manages approximately $15 billion in assets under management.
------------
*   Source: Barron's 1/18/99
**  Source: Forbes Magazine 12/14/98
*** Morningstar Principia, 12/31/98 release
           THESE SECTORS HAVE GROWN TO HALF OF THE U.S. EQUITY MARKET

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1988
Finance         8%
Healthcare      8%
Technology     10%
Other Sectors  74%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998
Finance        17%
Healthcare     13%
Technology     20%
Other Sectors  50%

Source: Factset, US equity market represented by the S&P 500 Index. The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the domestic economy through changes in the market value of 500 stocks representing all major industries.

                      STRONG PERFORMANCE IN THESE SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HYPOTHETICAL GROWTH OF $10,000
OVER 10 YEARS ENDING 12/31/98
                                LIPPER FINANCIAL SERVICES  LIPPER HEALTH/BIO    LIPPER SCIENCE &  S&P 500 INDEX
                                            FUNDS AVERAGE      FUNDS AVERAGE  TECH FUNDS AVERAGE
1989                                              $12,400            $14,634             $12,069        $13,163
1990                                              $10,464            $17,739             $12,147        $12,754
1991                                              $16,490            $30,558             $18,177        $16,631
1992                                              $22,127            $27,415             $20,716        $17,896
1993                                              $25,699            $28,586             $25,531        $19,696
1994                                              $24,907            $29,900             $29,185        $19,955
1995                                              $35,747            $44,220             $43,311        $27,445
1996                                              $46,844            $50,180             $52,416        $33,742
1997                                              $69,646            $61,355             $57,440        $44,995
1998                                              $73,019            $79,087             $86,972        $57,928

Source: Lipper Analytical Services. Lipper averages reflect average performance for all mutual funds tracked by Lipper Analytical Services in their respective objectives. Lipper Science & Technology Funds include all funds tracked by Lipper that invest at least 65% of their equity portfolio in science and technology stock. Lipper Health/Biotechnology Funds include all funds that invest at least 65% of their equity portfolio in healthcare, medicine and biotechnology stocks. Lipper Financial Services Funds include all funds that invest at least 65% of their portfolios in equity securities of companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities brokerage firms. The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the market value of 500 stocks representing all major industries. Investments cannot be made in an index. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment.

                            THE BENEFIT OF INDEXING

FOR THE PERIOD ENDING 3/31/99                      1 YEAR        3 YEAR     5 YEAR       10 YEAR
 ..................................................................................................
S&P 500 Technology Index                                60.41    48.53      41.13             24.19
Lipper Technology Fund Average                          52.33    27.27      26.12             24.59
TECHNOLOGY INDEX ADVANTAGE                               8.08    21.26      15.01             -0.40
 ..................................................................................................
S&P 500 Healthcare Index                                28.82    36.00      39.19             23.91
Lipper Health/Biotechnology Fund Average                 4.43    13.13      19.59             20.98
HEALTHCARE INDEX ADVANTAGE                              24.39    22.87      19.60              2.93
 ..................................................................................................
S&P 500 Finance Index                                    6.56    30.24      30.08             20.92
Lipper Financial Services Fund Average                  -0.53    23.61      23.98             20.73
FINANCE INDEX ADVANTAGE                                  7.09     6.63       6.10              0.19
 ..................................................................................................

Sources: Standard & Poors, Lipper Inc. Lipper averages reflect average performance for all mutual funds tracked by Lipper Analytical Services in their respective objectives. Lipper Science & Technology Funds include all funds tracked by Lipper that invest at least 65% of their equity portfolio in science and technology stocks. Lipper Health/Biotechnology Funds include all funds that invest at least 65% of their equity portfolio in healthcare, medicine and biotechnology stocks. Lipper Financial Service Funds include all funds that invest at least 65% of their portfolios in equity securities of companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities brokerage firms. Each S&P Sector Index (Technology, Healthcare & Finance) is a capitalization weighted index of all stocks designed to measure the performance of their respective portion of the S&P 500 Index. Past performance is not indicative of future results. Investors cannot invest directly in an index. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment.

                   STEPS TO A SUCCESSFUL INVESTMENT STRATEGY
                  PRUDENTIAL'S QUANTITATIVE INVESTMENT PROCESS

                                                    REPRESENTATIVE SAMPLE
                                                    OF INDEX HOLDINGS

                                            SCREENS FOR INDUSTRY AND
                                            COMPANY DIVERSITY FACTORS

                                    PROPRIETARY MODEL EVALUATES AND RANKS
                                    STOCKS BASED ON GROWTH POTENTIAL

                           S&P 1500 SUPERCOMPOSITE SECTOR UNIVERSE

Source: Prudential Investments